UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
LANDS’ END, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 2, 2023

To our Stockholders:

I am pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lands’ End, Inc. (the “Company” or “Lands’ End”) on Tuesday, June 13, 2023. The meeting will begin at 9:00 a.m. (Central Time) at the Gary C. Comer Activity Center, 3 Lands’ End Lane, Dodgeville, Wisconsin 53595.

Whether or not you plan to attend the Annual Meeting in person, please read the Proxy Statement and vote your shares. Instructions for Internet and telephone voting are included in your Notice of Internet Availability of Proxy Materials or proxy card (if you received your materials by mail).

An admission ticket (or other acceptable proof of stock ownership) and a form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own Lands’ End common stock as of the close of business on April 24, 2023, will be entitled to attend the Annual Meeting. An admission ticket will serve as verification of your ownership.

If your Lands’ End shares are held in a bank or brokerage account, you can attend the annual meeting if you bring your Notice of Internet Availability of Proxy Materials or a recent bank or brokerage statement showing you owned shares of Lands’ End common stock on April 24, 2023. You may also contact your bank or broker to obtain a written legal proxy.

Registration will begin at 8:15 a.m. and seating will begin at 8:30 a.m. Use of cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

Sincerely,

Andrew J. McLean
Chief Executive Officer

LANDS’ END, INC.         1 LANDS’ END LANE         DODGEVILLE, WISCONSIN 53595

Lands’ End, Inc.

1 Lands’ End Lane

Dodgeville, Wisconsin 53595

Notice of 2023 Annual Meeting of Stockholders

Date:	June 13, 2023
Time:	9:00 a.m. Central Time
Place:	Lands’ End, Inc.

Gary C. Comer Activity Center

3 Lands’ End Lane

Dodgeville, Wisconsin 53595

Please attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lands’ End, Inc. (the “Company,” “Lands’ End,” “our company,” “we,” or “our,”) to:

1.

Elect to Lands’ End’s Board of Directors the following seven nominees presented by the Board of Directors: Robert Galvin, Elizabeth Leykum, Josephine Linden, John T. McClain, Andrew J. McLean, Jignesh Patel and Jonah Staw;

2.	Vote on a non-binding advisory resolution to approve the compensation of our named executive officers;

3.	Approve an amendment to the Lands’ End, Inc. Amended and Restated 2017 Stock Plan;

4.	Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2023; and

5.	Consider any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting is April 24, 2023. Only stockholders of record at the close of business on that date can vote at, or will be eligible to attend, the Annual Meeting.

On or about May 2, 2023 we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 24, 2023 and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

It is important that your shares are represented at the Annual Meeting. You may vote your shares (1) in person at the Annual Meeting, (2) by telephone, (3) through the Internet, or (4) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting by telephone or through the Internet (including voting deadlines) are included in the Notice and in the proxy card. If you attend and vote at the Annual Meeting, your vote at the Annual Meeting will replace any earlier vote.

By Order of the Board of Directors.

Peter L. Gray

Chief Commercial Officer, Chief Administrative

Officer, General Counsel and Secretary

May 2, 2023

PROXY STATEMENT

The accompanying proxy is being solicited on behalf of the Lands’ End, Inc. (the “Company,” “Lands’ End,” “our company,” “we,” “our,” or “us”) Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders to be held on June 13, 2023 (the “Annual Meeting”). On or about May 2, 2023, the Company began mailing to stockholders a Notice of Internet Availability of the Proxy Materials containing instructions on how to access proxy materials via the Internet and how to vote online (www.proxyvote.com). Stockholders who did not receive the Notice will continue to receive a paper or electronic copy of the proxy materials, which the Company also began sending on or about May 2, 2023.

Important Notice Regarding the Availability of Proxy Materials for

the 2023 Annual Meeting of Stockholders

The Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended January 27, 2023 are available at www.proxyvote.com.

i

QUESTIONS AND ANSWERS

Q.	Why is Lands’ End distributing this Proxy Statement?

A.

Our Board of Directors is soliciting proxies for use at the Lands’ End, Inc. 2023 Annual Meeting (the “Annual Meeting”) to be held on Tuesday, June 13, 2023, at 9:00 a.m. Central Time, at the Gary C. Comer Activity Center, 3 Lands’ End Lane, Dodgeville, Wisconsin 53595. In order to solicit your proxy, we must furnish you with this Proxy Statement, which contains information about the matters to be voted upon at the Annual Meeting.

Q.	What information is contained in these materials?

A.

The information included in this proxy statement relates to the proposals to be considered and voted on at the Annual Meeting, the voting process, the compensation of the directors and our most highly paid executive officers, and other required information. Our Form 10-K for fiscal year 2022 is available to review with this proxy statement. We are mailing the Notice of 2023 Annual Meeting of Stockholders and instructions on how to access the proxy statement (or, for those who request it, a hard copy of this proxy statement and the enclosed form of proxy) to our stockholders on or about May 2, 2023.

Q.	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A.

In accordance with rules and regulations adopted by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder, we are furnishing proxy materials, including this Proxy Statement and the Annual Report on Form 10-K, by providing access to such documents on the Internet. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been sent to most of our stockholders instructing them as to how to access and review the proxy materials on the Internet. The Notice also provides instructions as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, please follow the instructions for requesting such materials in the Notice.

Q.	What will stockholders be asked to do at the Annual Meeting?

A.	At the Annual Meeting, our stockholders will be asked to:

•

elect to Lands’ End’s Board of Directors the following seven nominees presented by the Board of Directors: Robert Galvin, Elizabeth Leykum, Josephine Linden, John T. McClain, Andrew J. McLean, Jignesh Patel and Jonah Staw;

•	vote on a non-binding advisory resolution to approve the compensation of our named executive officers (as identified under “Executive Compensation”);

•	vote on a proposed amendment to the Lands’ End, Inc. Amended and Restated 2017 Stock Plan;

•	ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2023; and

•	consider any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Q.	What does it mean to vote by proxy?

A.

It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting. If you give your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares as follows:

•	FOR the election of seven nominees for director;

•	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers as described in this Proxy Statement;

•	FOR the approval of the proposed amendment to the Lands’ End, Inc. Amended and Restated 2017 Stock Plan; and

•	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2023.

Q.	Who is entitled to vote?

A.

Only holders of our common stock at the close of business on April 24, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. There were 32,460,063 shares of our common stock outstanding on the Record Date.

Q.	How do I cast my vote?

A.

If you hold your shares directly in your own name, you are a “registered stockholder” and can complete and submit a proxy through the Internet, by telephone or by mail (if you received your proxy materials by mail) or vote in person at the Annual Meeting. If your shares are held in the name of a broker or other nominee, you are a “street-name stockholder” and will receive instructions from your broker or other nominee describing how to vote your shares.

Q.	How do I vote by telephone or through the Internet?

A.

If you are a registered stockholder, you may vote by telephone or through the Internet following the instructions in the Notice or in the proxy card. If you are a street-name stockholder, your broker or other nominee will provide information for you to use in directing your broker or nominee how to vote your shares.

Q.	Who will count the vote?

A.	A representative of Broadridge Financial Services, Inc., an independent tabulator, will count the vote and act as the inspector of election.

Q.	Can I change my vote after I have voted?

A.

A subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. If you are a registered stockholder and wish to change your vote by mail, you may do so by requesting, in writing, a proxy card from the Secretary of the Company at Lands’ End, Inc., Legal Department, 1 Lands’ End Lane, Dodgeville, Wisconsin 53595, Attention: Secretary. The last vote timely received prior to the Annual Meeting will be the one counted. If you are a registered stockholder, you may also change your vote by voting in person at the Annual Meeting. Street- name stockholders wishing to change their votes must contact the broker or nominee directly (the holder of record). If you are a street-name stockholder, you are not the record holder of your shares, and while you are welcome to attend the Annual Meeting, you will not be permitted to vote unless you obtain a signed proxy from your bank, broker or other nominee.

Q.	Can I revoke a proxy?

A.

Yes, registered stockholders may revoke a properly executed proxy at any time before it is exercised by submitting a letter addressed to and received by the Secretary at the address listed in the answer to the previous question, or by voting in person at the meeting. If you are a street-name stockholder, you must contact your broker or other nominee for instructions on how to revoke your voting instructions for your shares.

Q.	What does it mean if I receive more than one Notice, proxy or voting instruction card?

A.

It means your shares are registered differently or are in more than one account. For all Notices you receive, please enter your vote by Internet for each control number you have been assigned. If you received paper copies of proxy materials, please complete, sign and mail all proxy and voting instruction cards you receive. We encourage you to register all your accounts in the same name and address. Registered stockholders may contact our transfer agent, Computershare Trust Company, N.A., at P.O. Box 43006, Providence RI 02940-3006 (1-866-627-2096). Street-name stockholders holding shares through a broker or other nominee should contact their broker or nominee and request consolidation of their accounts.

Q.	What is a quorum?

A.	A majority of the outstanding shares entitled to vote, being present or represented by proxy at the Annual Meeting, constitutes a quorum. A quorum is necessary to conduct the Annual Meeting.

Q.	How many votes are needed to approve each of the proposals?

A.

Item 1: The director nominees will be elected by a plurality of the votes cast by the shares of common stock entitled to vote at the Annual Meeting and present in person or represented by proxy. This means that the seven nominees who receive the most affirmative votes will be elected as directors.

Item 2: Approval of the compensation of our named executive officers on a non-binding advisory basis requires the affirmative vote of a majority of those shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Item 3: Approval of the amendment to our Amended and Restated 2017 Stock Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Item 4: Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of those shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Q.	What is the effect of an abstention?

A.

The shares of a stockholder who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting so long as the stockholder is present in person or represented by proxy. With regard to the election of directors, votes may be cast in favor or withheld, and votes that are withheld will have no effect. On all other matters, abstentions may be specified. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote “against” these other proposals.

Q.	How will votes be counted on shares held through brokers?

A.

If you are a street-name stockholder and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers are not entitled to vote on the election of directors, the advisory proposal to approve the compensation of our named executive officers, or the amendment to our Amended and Restated 2017 Stock Plan, unless the brokers receive voting instructions from the beneficial owner. Broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Brokers will be permitted to vote without voting instructions on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Q.	Is cumulative voting permitted for the elections of directors?

A.	No, you may not cumulate your votes for the election of directors.

Q.	Who may attend the Annual Meeting?

A.	Any stockholder as of the Record Date may attend.

If you plan to attend the meeting, you will be required to present an Admission Ticket (or other acceptable proof of stock ownership) and a form of government-issued photo identification (such as a valid driver’s license or passport). We strongly urge you to obtain your Admission Ticket in advance by accessing www.proxyvote.com and following the instructions provided (you will need the 16 digit number included on your proxy card, voting instruction form or Notice).

Alternatively, the following documents will be accepted in lieu of an Admission Ticket for those stockholders as of the Record Date who are unable to obtain an Admission Ticket in advance of the Annual Meeting:

•	If you received a Notice and will not be requesting a printed copy of the proxy materials, you may use your Notice as your Admission Ticket.

•	If your Lands’ End shares are registered in your name and you received your proxy materials by mail, you may use the Admission Ticket attached to your proxy card at the Annual Meeting.

•

If your Lands’ End shares are held in a bank or brokerage account, you can attend the annual meeting if you bring your Notice of Internet Availability of Proxy Materials or a recent bank or brokerage statement showing you owned shares of Lands’ End common stock on April 24, 2023. You may also contact your bank or broker to obtain a written legal proxy.

Q.	Will the meeting be held in person or virtually?

A.

We intend to hold our Annual Meeting in person. In the event it is not possible to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication which would allow stockholders to participate virtually. Please monitor our investor relations website at http://investors.landsend.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. We encourage you to vote your shares prior to the Annual Meeting.

Q.	Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.

Yes. Registered stockholders can sign up for electronic delivery at www.proxyvote.com. If you vote through the Internet, you can also sign up for electronic delivery. Just follow the instructions that appear after you finish voting. You will receive an e-mail next year containing links to our Annual Report on Form 10-K and the Proxy Statement for our 2024 annual meeting. Street-name stockholders may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees we incur in connection with the solicitation of proxies.

Q.	What is “householding”?

A.

Lands’ End has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, registered stockholders who have the same address and last name and do not receive proxy materials electronically will receive a single Notice or set of proxy materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure can result in savings to Lands’ End by reducing printing and postage costs.

If your household received a single Notice of Annual Meeting of Stockholders or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents.

Registered stockholders who share the same address, currently receive multiple copies of proxy materials, and wish to receive only one copy of these materials per household in the future may contact Broadridge Financial Solutions at the address or telephone number listed above. Street-name stockholders should contact their broker or other nominee to request information about householding.

CORPORATE GOVERNANCE

Corporate Governance Practices

The Lands’ End Board of Directors is committed to effective corporate governance. The Board has approved and adopted Corporate Governance Guidelines that provide the framework for Lands’ End’s governance. The Nominating and Corporate Governance Committee of the Board reviews and assesses the Corporate Governance Guidelines annually and recommends changes to the Board as appropriate. The Corporate Governance Guidelines, along with the charters of Board committees, our Director Compensation Policy, our Code of Conduct and our Board of Directors Code of Conduct are available on our website at www.landsend.com, under the heading “Investor Relations” and then “Corporate Governance.”

Among other things, the Corporate Governance Guidelines provide that:

•	Independent directors will meet regularly in executive session in conjunction with regularly scheduled Board meetings.

•	Executive sessions of the independent directors will occur at least twice a year as determined by the independent directors.

•

The Board and each of its committees has the power to engage, at the Company’s expense, independent legal, financial, and other advisors as deemed necessary, without consulting or obtaining the approval of the Company’s officers in advance.

•	The Board will conduct annual self-evaluations to assess whether it and its committees are functioning effectively.

Director Independence

Based on the review and recommendation by the Nominating and Corporate Governance Committee, the Board analyzed the independence of each director. In making its independence determinations, the Board considers transactions, relationships and arrangements, if any, between Lands’ End and entities with which directors are associated as executive officers, directors and trustees. When these transactions, relationships and arrangements exist, they are in the ordinary course of business and are of a type customary for a company like Lands’ End.

As a result of this review, the Board affirmatively determined that the following director nominees meet the standards of independence under the applicable Nasdaq Stock Market listing rules, including that each member is free of any relationship that would interfere with their individual exercise of independent judgment:

Robert Galvin

Elizabeth Leykum

Josephine Linden

John T. McClain

Jignesh Patel

Jonah Staw

The Board also has determined that each member of the Audit Committee meets additional, heightened independence criteria applicable to audit committee members under the Nasdaq Stock Market listing rules and SEC Rule 10A-3, and each of Robert Galvin, Josephine Linden, and John T. McClain is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

The Board also has determined that all members of the Compensation Committee and of the Nominating and Corporate Governance Committee meet independence criteria applicable to such committee members under the Nasdaq Stock Market listing rules.

ITEM 1. ELECTION OF DIRECTORS

Item 1 is the election of seven nominees to our Board: Robert Galvin, Elizabeth Leykum, Josephine Linden, John T. McClain, Andrew J. McLean, Jignesh Patel and Jonah Staw. Each of the nominees is a current member of the Board. If elected, each nominee will hold office until the next annual meeting or until their successor is elected and qualified, or earlier death, resignation, disqualification or removal. The Board currently has nine members: the seven nominees, as well as Jerome Griffith and Maureen Mullen Murphy, who are not standing for re-election. By resolution of the Board in accordance with the Company’s Bylaws, effective upon the 2023 Annual Meeting, the size of the Board will be reduced to seven members. We wish to thank Jerome Griffith, who has served on the Board since 2017, and Maureen Mullen Murphy, who has served on the Board since 2018, for their many years of distinguished service on the Board and their dedication to the Company.

The persons named in the proxy card (the “proxies”) will vote FOR the election of all of the nominees listed below, unless otherwise instructed. You may not vote for a greater number of persons than the number of nominees named in this Proxy Statement. The Board expects all nominees to be available for election. If any nominee should become unavailable to serve as a director for any reason prior to the Annual Meeting, the Board may substitute another person as a nominee. In that case, your shares will be voted for that other person.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR” ELECTION OF THE SEVEN NOMINEES FOR DIRECTOR

The biographies of each of the nominees and members of the Board below contains information regarding the person’s service as a director, business experience, education, public company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company.

Nominees (All Currently Serving on the Board):

Robert Galvin, 63, joined the Board in May 2014. Since October 2018, he has served as President and Chief Executive Officer of Iconix International, formerly Iconix Brand Group, Inc., a leading brand management company, which Mr. Galvin also served as a member of the board of directors from October 2018 to August 2021. From January 2014 to October 2018, he was the principal of Galvin Consulting, which he founded in January 2014. Mr. Galvin served as the Chief Executive Officer of Elie Tahari, a leading global designer lifestyle brand, from January to November 2013. Prior to that, he served as the President of Camuto Group, a leading global women’s fashion footwear company from April 2007 to January 2012. Mr. Galvin previously served as the Chief Operating Officer of Sport Brands International, a global wholesale and retail athletic branded company from 2003 until April 2007. He previously held leadership roles at Kurt Salmon Associates, York International and Nine West Group Inc. Mr. Galvin served as a member of the board of directors of Big 5 Sporting Goods Corporation from July 2015 to October 2018, bebe stores, inc. from November 2014 to September 2018, Cherokee Inc. (now Apex Global Brands Inc.) from June 2012 to October 2018 and Trans World Entertainment Corporation from June 2018 to October 2018. Mr. Galvin has a B.S. in Accounting from Fairfield University and a M.B.A. from New York University, Stern School of Business. Mr. Galvin brings an extensive knowledge of the apparel industry and management experience, gained through his service as Chief Executive Officer and through numerous senior executive positions at several apparel companies for more than 15 years.

Elizabeth Leykum, 44, joined the Board in March 2014. She has served as founder of Serenade Capital LLC, an investment firm, since May 2016. From October 2013 to April 2016, she served as a founding principal of HEG Capital LLC, a Connecticut-registered investment advisory firm. Prior to joining HEG Capital, Ms. Leykum was, from June 2012 to September 2013, a Vice President at Rand Group, an investment management services firm. From July 2004 until June 2012, she was a Vice President of ESL Investments, Inc. From 2000 to 2002, Ms. Leykum worked in the Principal Investment Area at Goldman, Sachs & Co. Since April

2021, she has served as a member of the board for IES Holdings, Inc. and since May 2021 she has served as a member and Chair of the board of Valaris Ltd. She graduated Phi Beta Kappa, magna cum laude from Harvard College and received an M.B.A with distinction from Harvard Business School. Through her work in investment management, she brings to the Board a strong ability to analyze, assess, and oversee corporate and financial performance.

Josephine Linden, 71, joined the Board in March 2014 and has served as Chair of the Board since October 2014. She founded and has been the managing member and principal of Linden Global Strategies LLC, a New York-based SEC registered investment management firm working with sophisticated U.S. and international clients, since September 2011. From September 2010 to July 2011, she held an Adjunct Professor position in the Finance department of Columbia Business School. In November 2008, Mrs. Linden retired from Goldman, Sachs & Co. as a Partner and Managing Director after having been with the firm for more than 25 years, where she held a variety of roles, including Managing Director and Regional Manager of the New York office for Private Wealth Management, head of Global Equities Compliance, and an Advisor to GSJBWere, Australia. She serves as a trustee, and sits on the executive committee, of Collegiate School in New York, New York, and also has served as its Treasurer, and Chair of its Finance, Audit and Nominating Committees. She acts as Financial Advisor to The Prince of Wales Foundation. She previously served as a director of Sears Hometown and Outlet Stores, Inc. from October 2012 to October 2019 and as a director of Trine Acquisition Corp. from May 2019 to December 2020. Mrs. Linden has also served as a non-executive director of E&P Financial Group Limited (formerly Evans Dixon Limited) since May 2018, and as a director of Trine II Acquisition Corp. from November 2021 to April 2023. She received an M.B.A. from the University of Chicago, with a specialization in Finance, and a B.A. from the University of Sydney. In September 2022, Mrs. Linden was appointed an Honorary Member in the General Division of the Order of Australia for her significant service to the Australia-United States bilateral relationship, the international finance sector, and the professional development of Australia. Mrs. Linden brings extensive knowledge of capital markets and other financial matters to the Board from her 25-year career with Goldman Sachs.

John T. McClain, 62, joined the Board in May 2014. Since February 2019, he has served as Executive Vice President and Chief Financial Officer of Iconix Brand Group, Inc., a leading brand management company. From November 2015 to September 2016, he served as Chief Financial Officer of Lindblad Expeditions Holdings, Inc., a global provider of expedition cruises and adventure travel experiences. Mr. McClain served as the Chief Financial Officer of The Jones Group Inc., a leading global designer, marketer and wholesaler of over 25 brands, from July 2007 until the sale of the company to Sycamore Partners in April 2014. From April 2014 to August 2014, he continued to provide Senior Advisor services related to financial operations to The Jones Group Inc. Prior to that, Mr. McClain held a number of roles at Avis Budget Group, Inc., formerly Cendant Corporation. He joined Cendant Corporation in September 1999, serving as the Senior Vice President, Finance & Corporate Controller until 2006. From 2006 to 2007, Mr. McClain served as the Chief Accounting Officer of Avis and Chief Operating Officer of Cendant Finance Holdings. Mr. McClain previously held leadership roles at Sirius Satellite Radio Inc. and ITT Corporation. Mr. McClain has served as a trustee of Seritage Growth Properties, a real estate investment trust, since June 2015. He previously served on the board of Nine West Holdings from April 2014 until October 2015, and on the board of Cherokee Inc. (now Apex Global Brands Inc.) from September 2017 to January 2019. Mr. McClain holds a B.S degree in accounting from Lehigh University. Mr. McClain brings over 25 years of executive financial experience, serving at high-level capacities for the retail and consumer sectors.

Andrew J. McLean, 54, has served as the Chief Executive Officer since January 28, 2023. He joined Lands’ End as Chief Executive Officer-Designate and member of the Board of Directors in November 2022. Prior to joining the Company, he served at American Eagle Outfitters, Inc., the parent of the American Eagle and Aerie brands, from October 2016 to September 2022, in the roles of President, International from August 2022 to September 2022, Executive Vice President, Chief Commercial Officer from April 2017 to August 2022, and Executive Vice President, International from October 2016 to April 2017. Mr. McLean served Urban Outfitters, Inc. as Chief Operating Officer and Head of International from 2014 to October 2016, and as Chief Operating

Officer from 2008 to 2014. Mr. McLean held various positions at Liz Claiborne, Inc., including President, Outlet Division, from 2003 to 2008, as well as, various positions at Gap, Inc. from 2000 to 2003. McLean began his career as a strategy consultant with AT Kearney. Outside of his professional commitments, McLean has been an active supporter of the New York Fashion Tech Lab, an organization committed to supporting retail innovation among female entrepreneurs. Mr. McLean received his Bachelor’s degree in Engineering from the University of Manchester, a Master’s degree in Engineering Management from the University of Cambridge and an MBA from Harvard Business School. Mr. McLean brings to the Board extensive operational and strategic expertise and over 20 years of retail experience leading organizational growth for several Fortune 500 and start-up companies. Mr. McLean has a proven track record in the areas of global brand delivery and international strategy, marketing and customer experience.

Jignesh Patel, 52, joined the Board in April 2014. He is a professor in the Computer Science Department at the University of Wisconsin-Madison, where he has served on the faculty since September 2008. He is also the co-founder of a startup, DataChat, that was founded in 2017. He served as the Chief Scientist of Pivotal Software, Inc. from June 2015 to June 2016. He co-founded Locomatix, which developed a platform to power mobile data-driven services and applications, and served as its Chief Executive Officer from June 2010 to August 2013, when the company became part of Twitter. He is currently the sole proprietor of JMP Consulting LLC, which provides consulting services on data-related technologies and is a Fellow of the American Association for the Advancement of Science (AAAS), Association for Computing Machinery (ACM) and Institute of Electrical and Electronics Engineers (IEEE) organizations. Mr. Patel obtained his B. Tech. (with honors) in Computer Science and Engineering from IT-BHU (now IIT-Varanasi) in 1991, M.S. in Computer Sciences from the University of Wisconsin-Madison in 1993, and Ph. D. in Computer Sciences from the University of Wisconsin-Madison in 1998. Mr. Patel brings extensive experience with emerging technologies and technology-driven companies from his academic and professional activities.

Jonah Staw, 47, joined the Board in April 2014. Mr. Staw has served as the Chief Executive Officer of Staw Entertainment Enterprises, LLC, an advisory group working with corporate clients, since August 2011. He also has served as Vice President of Logitech Inc., a global provider of personal computer and mobile accessories, since January 2017. Mr. Staw is the co-founder of LittleMissMatched, a multi-channel international brand that includes retail, wholesale, licensing, catalog and internet businesses, and served as its Chief Executive Officer from 2004 to July 2011 and as Chairman from July 2011 to July 2012. Mr. Staw previously served as a director and strategist at Frog Design, a product strategy and design firm, from 1999 to 2004 and as a member of the real estate development team of Skanska USA from 1997 to 1999. Mr. Staw graduated Phi Beta Kappa and magna cum laude from Brown University with a B.A. in the History of Art and Architecture. Mr. Staw brings extensive knowledge of multi-channel retail businesses including digital, branding, product development, marketing and innovation through his professional experience.

The Nominating and Corporate Governance Committee of our Board is responsible for reviewing the qualifications and independence of members of the Board and its various committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of skills and experience in relation to the needs of the Board. New director nominees will be recommended to the Board by the Nominating and Corporate Governance Committee. The ultimate responsibility for selection of director nominees resides with the Board.

Inclusion and Diversity

The Board believes that diversity promotes innovation and is integral to honoring Lands’ End’s commitment to “Take care of the customer, take care of the employee and the rest will take care of itself.” We are deeply committed to hiring and promoting inclusively, championing pay equity, increasing diverse representation at all levels of Lands’ End, and fostering an inclusive culture where our employees can develop and grow professionally, and contribute to our collective success. We believe the Board exhibits the diversity we foster within our employees.

While the Company does not have a formal Board diversity policy, the Board considers diversity, including diversity of racial, ethnic, gender and socio-economic background, in identifying director nominees. The Board and the Nominating and Governance Committee believe that it is important that our directors represent diverse viewpoints. In addition to diversity of experience, the Nominating and Corporate Governance Committee seeks director candidates with a broad diversity of professions, skills and backgrounds. The Nominating and Corporate Governance Committee discusses Board composition, including the diversity of the Board, annually. Of the current nine members of the Board, three directors are female and one director is of South Asian descent and, of our seven nominees, two are female and one is of South Asian descent. The table below sets forth diversity information regarding our Board of Directors:

Board Diversity Matrix (as of May 2, 2023)

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Corporate Citizenship—Commitment to ESG Matters

ESG Oversight

The Nominating and Corporate Governance Committee of the Board of Directors oversees Environmental, Social and Governance (ESG) through reviewing with management the Company’s ESG strategies, initiatives and policies. In addition, the Board and its committees review and discuss with management matters related to human capital management, including Lands’ End’s commitments and progress on inclusion and diversity, employee engagement, compensation and benefits, business conduct and compliance, and executive succession planning.

Sustainability Initiatives

The Board believes that good stewardship of the environment is fundamental to Lands’ End’s long-term success, and Lands’ End is working towards improving its sustainable footprint through key practices like waste reduction, purchasing recycled consumables and through corporate relationships. Lands’ End hopes to inspire customers and other corporations to increase sustainability awareness and initiatives.

We have a focus on raising awareness and educating employees on reducing our internal use of consumables and natural resources. In addition, we have a broad range of recycling and waste management initiatives at our corporate office and distribution centers. For example, we have implemented practices to reduce our use of office paper products and plastics, recycle aluminum cans and glass and work with partners to reuse electronic equipment before recycling, as well as disposal of non-recyclables with an on-campus composting site. We also focus on efficient water and energy management programs. Additional information and periodic updates regarding our sustainability policies and procedures can be found on our website at https://www.landsend.com/about-us/our-mission/sustainability/.

Sustainability Goals and Relationships

We have set in place and published the following sustainability priorities and goals regarding our products:

Timing	Priorities	Goals
Accomplished and Ongoing	Traceable Down	100% of down used is Responsible Down Standard (RDS) certified down
Accomplished and Ongoing	Water Conservation	30% of garments with fabric finishes use water-saving techniques
By 2023	Circularity	Create a product life cycle component –from design to recycle
By 2025	Sustainable Cotton	100% of cotton from a sustainable source
By 2025	Recycled Polyester	100% of polyester fibers from a recycled source
By 2025	Packaging and Labeling	100% sustainable packaging and labeling

Lands’ End and its subsidiaries and affiliates are committed to having a positive role in promoting the sustainability of forests and other natural resources. Our objective is to encourage a sustainable combination of resources and processes to produce the paper for catalogs, internal use, and direct mail.

Lands’ End also participates in industry educational workshops and initiatives. We have formed strategic relationships with organizations like the Sustainable Apparel Coalition, National Forest Foundation, where we have made an impact together, planting over 1.5 million trees in national forests over the last ten years, and the Clean Lakes Alliance, where we help protect and improve maintenance of local lakes in Wisconsin. These alliances, which respectively operate globally, nationally, and locally, allow us to engage at a variety of levels.

Human Capital

Since our founding in 1963, Lands’ End has recognized that our people are a critical asset. People, the individuals we employ, the customers we serve, and their families, are the heart of our company. We are committed to creating an inspiring culture that is welcoming, safe and inclusive for all who work and shop with us. Our founder, Gary Comer set the foundation with this quote. “The really important thing that makes Lands’ End what it has become is people. You, me, everyone around us. It is what we do as people that makes this a great place to come to work”.

We employ approximately 5,000 employees: approximately 4,400 employees in the United States and approximately 600 employees outside the United States. This workforce consists of approximately 17% salaried employees, 33% hourly employees and 50% part-time employees. With the seasonal nature of the fourth quarter holiday shopping season in the retail industry, approximately 1,500 additional, flexible, part-time employees are hired to support our call and distribution centers.

For an additional discussion about Human Capital, please see Part I, Item 1. Business “Human Capital Management” in our Annual Report on Form 10-K for the fiscal year ended January 27, 2023.

Global Compliance Program

Lands’ End is committed to conducting business with a high standard of business ethics, a regard for human rights and in compliance with all applicable laws. Moreover, Lands’ End expects its product vendors to maintain similar standards in its entire supply chain, including but not limited to raw materials, fabric and trim suppliers, employee recruitment services as well as any secondary processing facilities whether owned, leased or contracted. Lands’ End maintains a robust compliance program and holds its vendors to high ethical standards.

Lands’ End has a long-standing Code of Conduct for its supply chain partners which prohibits the use of forced labor, modern slavery or human trafficking within our supply chain anywhere in the world. Lands’ End, in response to crisis in the Xinjiang Uyghur Autonomous Region, removed suppliers who could not demonstrate compliance with its policies, and requires that for any fabric produced in China all cotton used be 100% sourced outside of China from certified sources. Additionally, Lands’ End has shifted a sizeable amount of its production from China to other regions, such as Southeast Asia and the Indian sub-continent. The Global Compliance Program Requirements and the related processes, policies and procedures set forth certain basic and fundamental requirements that all domestic and international vendors must satisfy as a condition of doing business with Lands’ End. The requirements are developed based on local and national laws, International Labour Organization (ILO) conventions and benchmarked against industry protocols. Lands’ End utilizes an independent auditor to conduct factory inspections to ensure compliance with its Code of Conduct and its Global Compliance Program. Lands’ End maintains an Ethics Hotline for suspected violations of its Code of Conduct and its policies to be reported by vendors, employees or customers. It also requires posters to be placed in all factories with reporting information for suspected violations.

Attendance

The Board met 18 times during fiscal year 2022. All of the directors attended over 75% of the total number of meetings of the Board and meetings of the committees on which they served. Our Corporate Governance Guidelines provide that directors are expected to attend the Annual Meetings of Stockholders, and typically all directors are in attendance.

Committees of the Board

The Board has standing Audit, Compensation, and Nominating and Corporate Governance committees. The table below reflects the current membership of each committee and the number of meetings held by each committee during fiscal year 2022.

	Audit	Nominating and Corporate Governance	Compensation
Josephine Linden*
Robert Galvin
Jerome Griffith
Elizabeth Leykum
Andrew J. McLean
John T. McClain
Maureen Mullen Murphy
Jignesh Patel
Jonah Staw

Number of Meetings	5	4	10

Member
Committee Chair
*	Chair of the Board

Each committee operates under a written charter. The charters are available at the “Corporate Governance” page in the “Investor Relations” section of www.landsend.com under the heading “Corporate Governance Documents.” The principal functions of each Committee are summarized below.

Audit Committee

•	Responsible for the compensation and oversight of the work of the independent registered public accounting firm in connection with the annual audit report

•	Hires the independent registered public accounting firm to perform the annual audit

•	Reviews the Company’s annual and quarterly financial statements, including disclosures made in management’s discussion and analysis of results of operations and financial condition

•	Reviews the reports prepared by the independent registered public accounting firm and management’s responses thereto, and discusses significant findings of the audit

•	Pre-approves audit and permitted non-audit services performed by the independent registered public accounting firm

•

Responsible for oversight of risks and exposures associated with financial matters, the Company’s enterprise risk management framework and the steps management has taken to monitor and control risks and exposures

•	Reviews management’s plan for establishing and maintaining internal controls

•	Reviews the internal audit department’s responsibilities, budget and staffing

•	Discusses with the Company’s General Counsel matters that involve the Company’s compliance and ethics policies

•	Reviews and approves all related party transactions.

Compensation Committee

•	Evaluates the Chief Executive Officer’s performance in light of corporate goals and objectives

•

Reviews and approves the base salaries, annual incentive opportunities and cash- and equity-based awards and opportunities for our senior executives reporting to the CEO and equity awards for other Section 16 officers

•

Reviews and approves employment agreements, severance arrangements, change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits for our senior executives

•	Approves compensation plans and programs for our senior executives

•	Approves any special or supplemental compensation and benefits for senior executives, including supplemental retirement benefits and the perquisites provided to them during and after employment

•	Receives periodic reports on our compensation programs as they affect all employees.

Nominating and Corporate Governance Committee

•	Reports annually to the Board with an assessment of the performance of the Board

•	Recommends to the Board new director nominees

•	In concert with the Compensation Committee, reviews annually succession planning recommendations for the Company’s senior executives

•	Recommends to the Board director compensation and benefits

•	Reviews and reassesses the adequacy of our Corporate Governance Guidelines

•	Oversees Environmental, Social and Governance (ESG) through reviewing with management the Company’s ESG strategies, initiatives and policies.

Communications with the Board

Our Board has adopted a policy and process for stockholders to communicate with the Board or an individual director. Stockholders may communicate with the Board collectively, or with any of its individual non-employee directors, by writing to Lands’ End, Inc. Board of Directors, c/o Secretary, Lands’ End, Inc., Legal Department, 1 Lands’ End Lane, Dodgeville, Wisconsin 53595. The Secretary has discretion to determine whether stockholder communications are proper for submission to the intended recipient. Examples of stockholder communications that would be considered presumptively inappropriate for submission include the following: communications regarding personal solicitations; spam and other junk mail; new product suggestions; resumes and other job inquiries; business solicitations or advertisements; communications that are unduly hostile, threatening, illegal, or similarly unsuitable; and communications that are frivolous in nature.

Board Leadership Structure

We currently separate the roles of Chief Executive Officer and Chair of the Board. Our Chief Executive Officer is responsible for the day-to-day leadership and performance of the Company, while the Chair of the Board provides guidance to our Chief Executive Officer and senior management and sets the agenda for and presides over our Board meetings. In carrying out her responsibilities, the Chair preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy and management’s execution of that strategy.

The Board’s Role in Risk Oversight

Consistent with our leadership structure, our Chief Executive Officer and other members of senior management are responsible for the identification, assessment, and management of risks that could affect the Company and the Board provides oversight in connection with these efforts. We do not believe that the Board’s role in risk oversight has an effect on the Company’s leadership structure. The Board’s oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of the responsibilities of the Audit Committee and the Compensation Committee above and in the charters of such committees.

The Audit Committee is responsible for oversight of (1) risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, and credit and liquidity matters; (2) the Company’s enterprise risk management framework; and (3) the steps management has taken to monitor and control risks and exposures, including the Company’s risk assessment and risk management policies and strategies and programs and policies relating to legal compliance.

The Compensation Committee evaluates whether the risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company and has received management’s determination that our programs do not create risk that is reasonably likely to have a material adverse effect on the Company.

The Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company, including our Chief Financial Officer, our General Counsel, our Chief Information Officer and our most senior internal audit and information security professionals.

Nomination of Director Candidates

Directors may be nominated by the Board or by stockholders in accordance with our Bylaws. The Nominating and Corporate Governance Committee will, when it deems appropriate, actively seek individuals qualified to become Board members, and will solicit input on director candidates from a variety of sources, including current directors. The Committee will evaluate a candidate’s qualifications and review all proposed nominees for the Board, including those proposed by stockholders, in accordance with its charter and our Corporate Governance Guidelines. This will include a review of the person’s qualifications and independence as well as consideration of diversity, age, skills, education and experience in the context of the needs of the Board. The Committee has the ability to retain a third party to assist in the nomination process.

Director nominees recommended by the Nominating and Corporate Governance Committee are expected to be committed to representing the long-term interests of our stockholders. The Committee believes that it is important to align the interests of directors with those of our stockholders. Generally, each non-employee director is required to acquire a number of shares of our common stock in an amount that, at cost, is equal to the amount of the director’s annual retainer in effect on the date when the director first becomes a member of the Board. Non-employee directors must meet this requirement by the third anniversary of that date unless, due to employment or legal restrictions, he or she is unable to acquire our common stock. As of January 27, 2023, all non-employee directors were in compliance with this requirement. Board members should possess a high degree of integrity and have broad knowledge, experience and mature judgment. In addition to a meaningful economic commitment to our company as expressed in share ownership, directors and nominees should have predominately business backgrounds, have experience at policy-making levels in business and/or technology, and bring a diverse set of business and life experiences and perspectives to the Board.

Mr. McLean’s employment letter with the Company provides for his appointment to the Board and provides that while he is Chief Executive Officer, he will be nominated for reelection to the Board each time his term as director is scheduled to expire. In addition, under his executive severance agreement with the Company, a termination of employment by Mr. McLean is for “Good Reason” if, among other events, at any time that ESL Investments, Inc. and its affiliate entities beneficially own more than 20% of the Company’s shares entitled to vote for directors, they, in whole or in part, vote against his reelection to the Board while Mr. McLean is serving as the Company’s Chief Executive Officer.

A Lands’ End stockholder can nominate a candidate for election to the Board by complying with the nomination procedures in our Bylaws, which provide that for an election to be held at an annual meeting of stockholders, nomination by a stockholder must be made by notice in writing delivered to the Company not later than the 90th day, and not earlier than the 120th day, prior to the first anniversary of the preceding year’s annual meeting. If the date of the subject annual meeting is more than 30 days before or more than 70 days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. For an election to be held at a special meeting of stockholders, the stockholder’s notice in writing must be delivered to the Company not earlier than the 120th day prior to the special meeting and not later than the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at the special meeting.

A stockholder’s written notice to the Secretary described in the preceding paragraph must be delivered to Lands’ End, Inc., Attn: Secretary, 1 Lands’ End Lane, Dodgeville, Wisconsin 53595. Any stockholder of record or beneficial owner of common stock proposing such a nomination must be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to notice of and to vote at the meeting of stockholders and comply with the applicable notice procedures set forth in the Company’s Bylaws, including setting forth the following in the written notice: (i) the name and address of the stockholder; (ii) the number of shares of capital stock of the Company owned beneficially and of record by the stockholder; (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among the stockholder, any of its affiliates or associates, each nominee and any others acting in concert with any of the foregoing; (iv) a description of any agreement, arrangement or understanding that has been entered into as of the date of the stockholder’s notice by, or on behalf of, the stockholder, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the stockholder with respect to securities of the Company; (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose each nomination; (vi) a representation whether the stockholder intends or is part of a group that intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect each nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of each nomination; (vii) the name, age and business address of each nominee proposed in the notice; (viii) all information concerning the stockholder and each nominee required to be disclosed in proxy solicitations for director elections under the proxy rules of the SEC; and (ix) the written consent of each nominee to serve as a director if so elected.

The Company may require any proposed nominee to furnish such other information as the Company may reasonably require to determine the eligibility of the nominee to serve as a director. The chair of any annual meeting or special meeting of stockholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Lands’ End’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2024. Any decision to include information regarding a proposed nominee in the Company’s proxy solicitation materials will be made in accordance with the Company’s Bylaws and applicable law.

COMPENSATION OF DIRECTORS

Our Director Compensation Policy provides for an annual cash retainer for serving as a non-employee director of the Company, for serving as Board Chair, and for serving as the chair or member of committees as follows:

Cash Compensation(1)
Board Member	$100,000
Board Chair	$30,000
Audit Committee Chair	$20,000
Audit Committee Member (Non-Chair)	$12,500
Compensation Committee Chair	$15,000
Compensation Committee Member (Non-Chair)	$10,000
All Other Committee Chairs	$10,000
All Other Committee Members (Non-Chairs)	$7,500

(1)	Assumes service for a full fiscal year; directors who serve for less than the full fiscal year are entitled to receive a pro-rated portion of the applicable payment.

In addition, the Director Compensation Policy provides that our non-employee directors may elect annually to receive all or a portion of their retainer in the form of shares of Lands’ End common stock. Non-employee directors also receive an annual Lands’ End gift card in the amount of $10,000, as well as a discount on the purchase of Lands’ End merchandise under a program available to all Lands’ End employees. Upon the approval on a case-by-case basis of the Nominating and Corporate Governance Committee, a non-employee director may participate in health care programs of the Company on a basis no less favorable than senior executives of the Company.

The following table shows information concerning the compensation earned in fiscal year 2022 by non-employee directors who served on the Board during fiscal year 2022.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(a)	Gift Card($)	Total(b)
Josephine Linden, Chair(c)	$160,000	$0	$10,000	$170,000
Robert Galvin	$63,779	$63,721	$10,000	$137,500
Elizabeth Leykum	$120,000	$0	$10,000	$130,000
John T. McClain	$120,000	$0	$10,000	$130,000
Maureen Mullen Murphy	$105,398	$0	$10,000	$115,398
Jignesh Patel	$120,000	$0	$10,000	$130,000
Jonah Staw	$107,500	$0	$10,000	$117,500

(a)

Amount represents portion of retainer that director elected to receive in shares of Lands’ End common stock, based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(b)	The amounts in this column do not include amounts attributable to the discount on Lands’ End merchandise that are available generally to all Lands’ End salaried employees and non-employee directors.
(c)	In addition, during fiscal year 2022, the Company incurred an expense of $2,256 in connection with providing Mrs. Linden with the use of a cell phone.

Mr. Griffith and Mr. McLean, as employees of the Company, did not receive separate or additional compensation for their service as a director during fiscal year 2022. See “Executive Compensation” for information relating to Mr. Griffith and Mr. McLean’s fiscal year 2022 compensation.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 20, 2023 for (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each named executive officer; (3) each of our directors; and (4) all of our executive officers and directors as a group.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned
	Number		Percent of Common Stock Outstanding
Robert Galvin	21,514		*
James Gooch(2)	123,975		*
Peter L. Gray	150,305	(3)	*
Jerome Griffith	752,507	(4)	2.3%
Elizabeth Leykum	12,299		*
Josephine Linden	45,817		*
John T. McClain	6,054		*
Andrew J. McLean	—		*
Maureen Mullen Murphy	9,023		*
Jignesh Patel	22,000		*
Sarah Rasmusen	33,751		*
Jonah Staw	5,660		*
Chieh Tsai(5)	43,322		*

Directors and executive officers as a group (12 persons)	1,079,838	(6)	3.3%

Greater than 5% Stockholders:

ESL Investments, Inc. and related entities, as a group(7)	17,116,376	(8)	52.7%
Thomas J. Tisch(9)	2,120,573		6.5%

Capital Research Global Investors(10)	2,100,000		6.5%

*	Represents less than 1% of outstanding common stock.
(1)

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Lands’ End, Inc., 1 Lands’ End Lane, Dodgeville, Wisconsin 53595. We have determined beneficial ownership in accordance with the rules of the SEC, which provide that beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 20, 2023, through the exercise of a stock option or vesting of an RSU or any other right. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that all the persons and entities named in the table above have sole voting and investment power with respect to all shares of common stock that they beneficially own. We have based our calculation of the percentage ownership on 32,460,063 shares of common stock outstanding as of April 20, 2023.

(2)	Effective January 27, 2023, Mr. Gooch resigned as President and Chief Financial Officer.
(3)	Includes 49,017 vested stock options.
(4)	Includes 294,118 vested stock options.
(5)	On July 12, 2022, the employment of Chieh Tsai, Executive Vice President, Chief Product Officer, ceased in connection with a position elimination by the Company.
(6)	Includes 343,135 vested stock options.
(7)	Beneficial ownership and other information contained herein and in Footnote 8, is based on Amendment No. 26 to Schedule 13D reporting ownership as of March 16, 2022, Form 4 dated April 6, 2022 and information provided by Edward S. Lampert, ESL Investments, Inc. (“ESL”), ESL Partners, L.P. (“Partners”), and RBS Partners, L.P. (“RBS”). RBS is the general partner of, and may be deemed to indirectly beneficially own securities beneficially owned by, Partners. ESL is the general partner of, and may be deemed to indirectly beneficially own securities beneficially owned by, RBS. Mr. Lampert is the Chairman, Chief Executive Officer and Director of, and may be deemed to indirectly beneficially own securities beneficially owned by, ESL. The address of ESL Investments, Inc. and related entities is c/o ESL Investments, Inc. and related entities, as a group, 1170 Kane Concourse, Suite 200, Bay Harbor Islands, Florida 33154.
(8)

Mr. Lampert possesses sole voting power and sole dispositive power as to 17,116,376 shares, inclusive of 3,791 shares of Common Stock held by The Nicholas Floyd Lampert 2015 Trust and 3,791 shares of Common Stock held by The Nina Rose Lampert 2015 Trust; ESL possesses sole voting power and sole dispositive power as to 3,893 shares; Partners possesses sole voting power and sole dispositive power as to 3,893 shares; and RBS possesses sole voting power and sole dispositive power as to 3,893 shares.

(9)

Beneficial ownership is based on Amendment No. 1 to Schedule 13G reporting ownership as of December 31, 2022. Mr. Tisch disclosed sole voting power and sole dispositive power as to 1,758,001 shares and reported shared voting power and shared dispositive power as to 362,572 shares. Mr. Tisch’s address is 655 Madison Avenue, New York, New York 10065.

(10)

Beneficial ownership is based on the Capital Research Global Investors Amendment No. 7 to Schedule 13G reporting ownership as of December 31, 2020. Capital Research Global Investors disclosed sole voting power and sole dispositive power as to 2,100,000 shares. Capital Research Global Investors disclaims beneficial ownership as to these shares. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, California 90071.

Restrictions related to Equity Transactions

Under the Company’s Insider Trading Policy, our employees and directors are prohibited from engaging in, among other things, short sale transactions and hedging transactions with respect to Company securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and private exchange funds. Our employees and directors also are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis provides information to assist you in understanding the fiscal year 2022 compensation of the executive officers identified in the Summary Compensation Table, whom we refer to as our “named executive officers.” Our named executive officers for fiscal year 2022 (and their titles during fiscal year 2022) are:

•	Jerome Griffith, Chief Executive Officer

•	James Gooch, President and Chief Financial Officer

•	Andrew J. McLean, Chief Executive Officer - Designate

•	Peter L. Gray, Executive Vice President, Chief Administrative Officer and General Counsel

•	Sarah Rasmusen, Executive Vice President, Chief Customer Officer

•	Chieh Tsai, Former Executive Vice President, Chief Product Officer

Effective January 27, 2023, Mr. Griffith retired as Chief Executive Officer and Mr. Gooch resigned as President and Chief Financial Officer. Effective January 28, 2023, Mr. McLean became Chief Executive Officer and Mr. Gray became Chief Commercial Officer. Effective February 15, 2023, Ms. Rasmusen became Chief Innovation Officer. On July 12, 2022, the employment of Chieh Tsai, Executive Vice President, Chief Product Officer, ceased in connection with a position elimination by the Company.

Executive Summary

During fiscal year 2022, macroeconomic factors had an impact on our business, including inflationary pressures and resulting higher prices of consumer goods, decrease in discretionary spending for consumers, decrease in customer demand requiring higher levels of promotion in order to attract and retain customers, and increased cost of raw materials, packaging materials, labor, transportation, energy, fuel and other inputs necessary for the production and distribution of our products. The Compensation Committee believes that management performed well navigating these challenges, however financial results were below the Company’s expectations at the outset of the year.

Due, in part, to these challenges, our revenue decreased 5% and Adjusted EBITDA decreased 42%, compared with fiscal year 2021. Although the operational and financial impact of these challenges were not foreseen when the fiscal year 2022 annual incentive plan and long-term incentive plan targets were set, no adjustment to the targets, for either the annual or long-term plans were made by the Compensation Committee when evaluating fiscal year 2022 financial performance and achievement of goals. There was no payout under our annual incentive plan for fiscal year 2022 and our long-term performance-based awards for the fiscal 2020-2022 period paid out below target.

At the outset of fiscal year 2022, we continued to manage the COVID-19 pandemic from a human capital and social perspective. Most corporate employees continued to work in a remote work model, while on-site distribution and call centers were fully staffed and operated with extra caution to minimize any spread of COVID-19, through screening, social distancing, masking protocols, and the administration of other protective measures, which were relaxed later in the year in accordance with changing guidelines and shifts in social trends. In April 2022, we began our return to office, instituting “collaboration weeks” where many employees were encouraged to work from our corporate offices one designated week per month. We continued this practice through the remainder of fiscal year 2022. Starting in February 2023, we have expanded our return to office efforts, with our senior management (Vice President and above) as well as our product teams, working in person three weeks every month, supplemented by most other employees during one of those weeks, which remains a “collaboration week.” We believe this transition back to office will reinforce our commitment to culture, collaboration and innovation.

Executive Compensation Philosophy and Objectives

The Compensation Committee believes that our long-term success is directly related to our ability to attract, motivate and retain highly talented executives who are committed to our mission, results and cultural beliefs. The Compensation Committee has developed a compensation philosophy for our senior executives designed to pay-for-performance. Accordingly, the total compensation packages provided to our named executive officers generally include both annual and long-term incentive opportunities that are linked to performance measures or are otherwise “at risk” due to market fluctuations and potential for forfeiture. For fiscal year 2022, approximately 77% of our CEO’s target compensation was considered at-risk, and approximately 64% of our other named executive officers’ (excluding Mr. McLean, who started November 1, 2022, but whose annualized at-risk compensation, based on the terms of his offer letter, is expected to be approximately 77%) target compensation was considered at-risk based on financial performance measures or the possibility of forfeiture.

ELEMENTS OF COMPENSATION - CEO	ELEMENTS OF COMPENSATION - OTHER NAMED EXECUTIVE OFFICERS*

*

Other than Mr. McLean, whose annualized at-risk compensation, based on the terms of his offer letter, is expected to be approximately 77% at risk: Performance-Based RSUs 27%, Time-Based RSUs 27%, Annual Incentive Plan 23%, and Base Salary 23%

Our compensation packages are designed in large measure to motivate and encourage executives to drive performance and achieve superior results for the Company and its stockholders. They also reflect other important considerations, such as the value of the position in the marketplace, levels of job responsibility, individual performance and the need to attract and retain top executive talent. The Compensation Committee grants equity- based incentives to align management’s and stockholders’ interests. While the Compensation Committee seeks to utilize compensation and benefit arrangements that reflect the pay-for-performance compensation philosophy, it recognizes that from time to time it may be appropriate for the Company to provide additional inducements, such as sign-on awards, spot bonuses and other provisions, to recruit, retain, reward and motivate highly qualified executives. Among the named executive officers, during fiscal year 2022 only Mr. McLean received such awards in connection with his hiring. Mr. McLean’s cash sign-on award and initial grants replaced amounts forfeited at his prior employer. Compensation agreements are discussed in “Employment Arrangements” below.

Executive Compensation Program: Key Elements

The key elements of our compensation program for our executives include base salary, annual cash incentive opportunities, long-term performance-based incentive opportunities and long-term time-based equity awards.

Annual Compensation

•	Base Salary—Base salary is the fixed element of each executive’s cash compensation, and provides executives with an appropriate level of financial certainty.

•

Annual Incentive Plan—Our annual incentive program seeks to motivate executives by providing opportunities to earn annual cash awards which are at risk and based on achievement of annual financial objectives established by the Compensation Committee.

Long-Term Compensation

•

Long-Term Performance-Based Awards—Our long-term incentive programs are designed to motivate executives to focus on long-term company performance through awards that are at risk and based on multi-year performance periods to reinforce accountability by linking executive compensation to achievement of performance goals. These programs seek to align our executive’s goals with our strategic direction and initiatives, which the Compensation Committee believes will result in increased returns to its stockholders. These awards have taken the form of either equity or cash in the past several years.

•

Long-Term Time-Based Awards—Our long-term incentive programs also include time-based awards of equity that are at risk. The multi-year vesting requirements of time-based awards are designed to promote retention and encourage executive officers to adopt longer-term approaches to our business. Time-based equity compensation also provides alignment with our stockholders, as value received will be consistent with return to our stockholders.

There is no pre-established policy or target for the allocation between annual and long-term incentive compensation. Instead, the Compensation Committee takes a holistic approach to executive compensation and the balance of the compensation elements for each executive individually. For fiscal year 2022, approximately 45% of our CEO’s target compensation and approximately 59% of our other named executive officers’ target compensation was annual in nature, while approximately 55% of our CEO’s target compensation and approximately 41% of our other named executive officers’ target compensation was long-term in nature. The foregoing percentages exclude Mr. McLean, who commenced employment November 1, 2022, and for whom 45% of his annualized compensation is expected to be annual in nature, and 55% is expected to be long-term in nature, based on the terms of his offer letter. Additionally, half of our CEO and other named executive officers’ long-term compensation was delivered in performance-based awards.

ANNUAL VS. LONG-TERM COMPENSATION - CEO	ANNUAL VS. LONG-TERM COMPENSATION - OTHER NAMED EXECUTIVE OFFICERS*

*	Excluding Mr. McLean, who joined the Company November 2022.

How Elements Are Used to Achieve Our Compensation Objectives

The Compensation Committee believes that a fair and effective way to motivate executives to produce superior results for stockholders is to increase the proportion of an executive’s total compensation that is performance-based or otherwise “at risk”, including equity compensation, relative to the executive’s ability to influence those results. Additionally, the Compensation Committee believes that the value of incentive compensation should depend upon the performance of the Company in a specified performance or vesting period. Under our incentive compensation structure, the highest amount of compensation can be achieved through consistent superior performance over successive time periods. This approach is designed to provide incentives for managing long-term growth, while minimizing short-term excessive risk taking.

During fiscal year 2022, the Compensation Committee sought to achieve the objectives of our compensation program for our named executive officers through the grant of annual and long-term incentive awards. The fiscal year 2022 annual incentive awards for the named executive officers offered an opportunity to earn cash compensation based upon achievement of an adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) goal for fiscal year 2022. The goal setting process is discussed below in “Fiscal year 2022 Annual Incentive Opportunity”. In fiscal year 2022, the Compensation Committee also granted long-term time-based equity awards that will vest over a three-year period, assuming continued service and long-term performance-based equity awards, which vest based on achievement of cumulative adjusted EBITDA and revenue goals for a three-year period. We use Adjusted EBITDA in both our annual and long-term incentive program as we believe it is the primary driver of long-term, sustained stockholder value.

Our target Annual Incentive Plan (As Amended and Restated) (“AIP”) awards and our long-term incentives are established based on a percentage of base salary. As the participating executive’s base salary is determined, in part, on their past performance, an award opportunity that is based on a multiple of that base salary also reflects, in part, their past performance.

Following the end of a performance period, the Compensation Committee certifies the level of achievement against the applicable financial performance goals established under its annual and long-term performance-based incentive programs, but retains the ability to exercise positive or negative discretion to adjust payout in relation to our annual and long-term performance. The Compensation Committee did not exercise any such discretion for fiscal year 2022 payouts for any of the named executive officers.

Fiscal Year 2022 Base Salaries

Base salaries are established at levels that generally reflect the past performance, experience, expected future contributions and responsibilities of the executive officer. The importance of the executive officer’s position, external pay data, market competitiveness and internal pay equity also are considered, as well as the extent of any promotions or other change in the executive’s responsibilities.

The following table sets forth the base salary which became effective during fiscal year 2022 (on May 21, 2022) for each of the named executive officers, and the prior year base salary:

Name	Fiscal 2021 Base Salary	Fiscal 2022 Base Salary		% Increase
Jerome Griffith	$1,050,000	$1,050,000		—
James Gooch	$700,000	$700,000		—
Andrew J. McLean	—	$1,050,000		n/a
Peter L. Gray	$570,000	$607,700	*	3.0%
Sarah Rasmusen	$450,000	$463,500		3.0%
Chieh Tsai	$515,000	$530,500		3.0%

*	Mr. Gray’s base salary was further increased to $675,000, effective December 31, 2022, as discussed below.

The named executive officers’ base salaries were each set based on a combination of factors considered by Mr. Griffith in recommending the base salaries of the other named executives (other than Mr. McLean, whose base salary was determined solely by the Compensation Committee), and by the Compensation Committee in approving all of the base salaries (including Mr. Griffith’s), including an assessment of individual achievements, contributions to the performance of the Company, changes in responsibilities, and peer group, general industry and survey comparisons. In lieu of a base salary increase, Mr. Gooch received a one-time payment of $21,000 acknowledging his expected contributions to the Company during fiscal year 2022. In connection with his pending promotion to Chief Commercial Officer in January 2023, Mr. Gray’s base salary was increased to $675,000, effective December 31, 2022.

Fiscal year 2022 Performance Measures and Goals

As we rely upon “at risk” compensation to motivate our executives, in addition to time-based equity awards, in 2022 we utilized two forms of performance-based awards: awards based on goals set for fiscal year 2022 under the AIP (“2022 AIP”) and performance-based equity awards.

Under the 2022 AIP, we used, as in past years, an adjusted EBITDA measure (see discussion of this measure, and how it differs from reported Adjusted EBITDA below, in “Fiscal year 2022 Annual Incentive Opportunity”). The adjusted EBITDA targets were established in February 2022. When establishing the performance goals for the 2022 AIP and also for the long-term performance-based equity awards granted in 2022, the Compensation Committee considered such factors as fiscal year 2021 financial results, overall fiscal year 2022 financial goals, our long-range plan, our competitive position, and market trends, as well as the general state of the economy and our business, and the continued uncertainty posed by COVID-19.

With respect to the long-term performance-based equity awards, performance goals are based on an adjusted EBITDA and revenue goals, which considered the factors cited above, were established in February 2022 for the cumulative three-year period from fiscal year 2022 through fiscal year 2024.

Fiscal Year 2022 Annual Incentive Opportunity

For the 2022 AIP, the Compensation Committee approved an adjusted EBITDA performance measure (“2022 AIP EBITDA”) and goals, which accounted for 100% of the annual incentive opportunity for our named executive officers. The 2022 AIP EBITDA measure differs from “Adjusted EBITDA.” which is a key metric reported by the Company. Adjusted EBITDA is used by management to measure business performance, in an effort to encourage growth and create increased stockholder value through the efficient use of corporate assets. For purposes of the 2022 AIP, reported Adjusted EBITDA results are subject to further adjustment as detailed below (see Item 7 of our Annual Report on Form 10-K for a reconciliation of Net Income to Adjusted EBITDA).

To determine 2022 AIP EBITDA performance, we first calculate Adjusted EBITDA, computed as operating income appearing on our statement of operations for the applicable reporting period, adjusted for depreciation, amortization, gains/(losses) on sales of assets and other items we determine affect the comparability of financial results from period to period. Then, in determining financial goal achievement relative to the 2022 AIP EBITDA measure, the Compensation Committee is required to adjust either the performance target or actual Adjusted EBITDA results to reflect the following occurrences affecting our results during the performance period:

•	the effects of currency fluctuations in comparison to plan currency rates;

•	gains or losses from litigation, claim judgments, or regulatory proceedings, including product recalls or legal and insurance settlements that, in each case, individually exceed $500,000;

•	the effect of changes in laws, regulations, or accounting principles, methods or estimates;

•	write down or impairment of assets;

•

the gain or loss from the sale or discontinuance of a business segment, division, or unit, and the planned, unrealized corporate post-incentive adjusted EBITDA for this business segment, division, or unit;

•	results from an unplanned acquired business and costs related to the unplanned acquisition;

•	restructuring and workforce severance costs pursuant to a plan approved by the Board and Chief Executive Officer;

•	the impact of the unplanned termination or loss of store leases; and

•	unusual and infrequently occurring items as defined by accounting principles generally accepted in the United States (GAAP).

Opportunities under the AIP for the participating executives are generally established upon hire and reviewed when the Compensation Committee reviews annual compensation or at the time a compensation package for a participating executive is otherwise approved, and reflects the participating executive’s relative level of responsibility and potential to affect our overall performance. The target award opportunity under the 2022 AIP was consistent with past practice and was set at 100% of base salary for Mr. Griffith and Mr. McLean (prorated for his partial year of employment), and 75% of base salary for the other named executive officers. Threshold, target and maximum levels of 2022 AIP EBITDA were established in February 2022.

Performance levels were set at: threshold for performance at 15% below target AIP EBITDA for fiscal year 2022, target at our internal plan, which had been established in February 2022 and represented a 7.5% increase over 2021 performance, and maximum at an approximately 17% overachievement of target. The following table summarizes the plan design, metric, and performance levels:

Metric	Threshold (20% of Target Payout)	Target (100% of Target Payout)	Maximum (200% of Target Payout)
2022 AIP EBITDA	$110.0 million	$130.0 million	$152.0 million

The Compensation Committee views Adjusted EBITDA growth as a key metric and driver of stockholder value. As designed, the 2022 AIP would result in a 20% payout for threshold performance. Falling short of the threshold would result in no payout.

At the time it set the targets, the Compensation Committee believed that performance at the target level, a 7.5% improvement over fiscal year 2021 performance was attainable, yet challenging, given multiple factors, including uncertainty related to supply chain challenges.

We achieved 2022 AIP EBITDA of approximately $70.5 million, which was below the threshold performance level and accordingly there was no payout for the named executive officers or any other AIP participants. Neither the Compensation Committee nor the Board exercised any discretion to adjust this outcome.

Name	Target Incentive for fiscal year 2022		Actual Incentive Earned and Paid for fiscal year 2022
Jerome Griffith	$1,050,000		—
James Gooch	$525,000		—
Andrew J. McLean	$258,462	*	—
Peter L. Gray	$455,573		—
Sarah Rasmusen	$344,510		—
Chieh Tsai	$176,779		—

*	Mr. McLean’s Target Incentive was prorated to reflect his base salary earned during fiscal year 2022.

Fiscal year 2022 Long-Term Compensation Opportunities

2022 Long-Term Incentive Structure: 2022 PRSU Awards and 2022 RSU Awards

For fiscal year 2022, our long-term incentive structure (“LTI”) had two components: awards of performance-based restricted stock units (each, a “PRSU” and the award, the “2022 PRSU Awards”) and awards of time-based restricted stock units (each, an “RSU” and the award, the “2022 RSU Awards”) under the Lands’ End, Inc. Amended and Restated 2017 Stock Plan (the “2017 Stock Plan”).

Each of the named executive officers has a target incentive expressed as a percentage of base salary. The LTI target percentages are as set forth on the following table:

$ or % of Base Salary
Name	2022 LTI Target
Jerome Griffith	240%
James Gooch	125%
Andrew J. McLean	n/a *
Peter L. Gray	110%
Sarah Rasmusen	110%
Chieh Tsai	110%

*	Mr. McLean was not employed when these awards were made. For future awards, his annual LTI Target will be not less than $2,520,000, per the terms of his offer letter.

2022 PRSU Awards

The 2022 PRSU Awards are intended to focus the named executive officers on our long-term performance and align their interests with those of our stockholders. Each PRSU represents a contingent right to receive one share of our common stock upon satisfaction of adjusted EBITDA (75% weighting) (“2022 PRSU EBITDA”) and revenue (25% weighting) vesting conditions for the cumulative period comprised of fiscal years 2022 through 2024 and are subject to continued service. The 2022 PRSU Awards will vest, if at all, when the Compensation Committee determines whether a requisite level of performance has been achieved. The determination will take place after the conclusion of the third year of the performance period. Each named executive officer may earn a number of PRSUs and be issued the related number of shares, based on the Company’s performance relative to the cumulative adjusted EBITDA and revenue goals set at the time the 2022 RSUs Awards were approved in February 2022.

The number of shares for the 2022 PRSU Awards at target level of performance to each of the named executive officers, representing 50% of their LTI value on March 18, 2022 (using a value per share of $20.65, the closing price of the Common Stock on the date of the award), and the grant date fair value of the award (based on such closing price) was as set forth on the table below:

Name	Number of Shares underlying 2022 PRSU Award at Target Performance (“2022 Target Shares”)	Grant Date Fair Value
Jerome Griffith	61,016	$1,259,980
James Gooch	21,186	$437,491
Andrew J. McLean*	n/a	n/a
Peter L. Gray	15,714	$324,494
Sarah Rasmusen	11,985	$247,490
Chieh Tsai	13,716	$283,235

*

Mr. McLean started employment on November 1, 2022, and did not receive long-term incentive awards at the time they were granted to other named executive officers. See Employment Arrangements below for a description of equity awards made to Mr. McLean in connection with his hiring in November 2022.

The definition of 2022 PRSU EBITDA is substantially the same as the definition of 2022 AIP EBITDA (as indicated above). Revenue for the purposes of the 2022 PRSU Awards, is revenue, as determined by GAAP. Under the 2022 PRSU Awards, a threshold level of performance for a goal will generate a payout at 50% of 2022 Target Shares, a target level of performance will generate a payout at 100% of 2022 Target Shares and a maximum level of performance will result in a payout at 200% of 2022 Target Shares. The payout percentage between each of threshold and target payout and between target and maximum payout is based on straight-line (linear) interpolations. Each metric is considered independently, and payout for that metric will be weighted according to the weighting associated with the metric. A table summarizing the plan design for the 2022 PRSU Awards is set forth below:

Metric (cumulative three-year performance)	Weighting	Payout at Threshold (50% of Target)	Payout at Target (100% of Target)	Payout at Maximum (200% of Target)
2022 PRSU EBITDA	75%	50%	100%	200%
Revenue	25%	50%	100%	200%

Since the levels of achievement for the metrics are based on a three-year cumulative amount, fiscal year 2022 performance, alone, did not trigger any achievement.

2022 RSU Awards

The 2022 RSU Awards are intended to focus the named executive officers on our long-term performance, promote retention and align their interests with those of our stockholders. Each RSU represents a contingent right to receive one share of our common stock upon satisfaction of the vesting conditions. The 2022 RSU Awards will vest, subject to satisfaction of vesting conditions, including continued service, on the first, second and third anniversaries of the award date (with respect to 25%, 25% and 50% of the 2022 RSU Awards), which was March 18, 2022.

The number of shares for awards was determined by dividing the desired value (in case of the 2022 RSU Awards, 50% of the executive’s LTI value) by the closing price of our common stock on the date of grant. The closing price of our common stock on the award date was $20.65. Accordingly, the number of shares for the 2022 RSU Awards made to each of the named executive officers, and the grant date fair value of the award (based on such closing price), was as set forth on the table below:

Name	Number of Shares underlying 2022 RSU Award	Grant Date Fair Value
Jerome Griffith	61,016	$1,259,980
James Gooch	21,186	$437,491
Andrew J. McLean*	n/a	n/a
Peter L. Gray	15,714	$324,494
Sarah Rasmusen	11,985	$247,490
Chieh Tsai	13,716	$283,235

*

Mr. McLean started employment on November 1, 2022, and did not receive long-term incentive awards at the time they were granted to other named executive officers. See Employment Arrangements below for a description of equity awards made to Mr. McLean in connection with his hiring in November 2022.

Prior Performance-Based Awards Providing Fiscal Year 2022 Compensation

2020 LTIP

In fiscal 2020, our LTI included Awards under the Company’s Long-Term Incentive Program which represented the right to receive cash or, at the discretion of the Compensation Committee, shares of the Company’s common stock in lieu of cash, or a combination of cash and shares, upon the satisfaction of a cumulative adjusted EBITDA measure (“2020 LTIP EBITDA”) weighted 75% and cumulative revenue, weighted 25%, each based on a cumulative three-year period, fiscal year 2020 through fiscal year 2022 and subject to continued employment. Both performance goals were established in March 2020 and were not adjusted for the impact of COVID-19 or any other factors.

The definition of 2020 LTIP EBITDA was substantially the same as the definition of 2022 AIP EBITDA (as indicated above). Revenue for the purposes of the 2020 LTIP Awards, was revenue, as determined by GAAP. Under the 2020 LTIP, a threshold level of performance would have generated a payout at 50% of the 2020 LTIP target opportunity and a target level of performance would have generated a payout at 100% of the 2020 LTIP target opportunity. The maximum incentive opportunity under the 2020 LTIP was 200% of the participant’s target award amount. The payout percentage between each of threshold and target payout and between target and maximum payout is based on straight-line (linear) interpolations. Each metric was considered independently, and payout for that metric was weighted according to the weighting associated with the metric. A table summarizing the plan design for the 2020 LTIP Awards is set forth below:

Metric (cumulative three-year performance)	Weighting	Threshold (50% payout)	Target (100% payout)	Maximum (200%)
2020 LTIP EBITDA	75%	$255 million	$300 million	$370 million
Revenue	25%	$4.7 billion	$5.0 billion	$5.4 billion

Actual results for the cumulative performance period, calculated in accordance with the 2020 LTIP and as certified by the Compensation Committee on April 4, 2023 were 2020 LTIP EBITDA of $278.4 million and Revenue of $4.67 billion, yielding a payout of 57% of the 2020 Target. The Committee did not adjust the performance goals or exercise any discretion in determining the payout for the 2020 LTIP.

The cash payout under the 2020 LTIP to each of the named executive officers is as set forth on the table below:

Name	Payout under 2020 LTIP
Jerome Griffith	$658,350
James Gooch	$198,075
Peter L. Gray	$162,450
Andrew J. McLean	n/a
Sarah Rasmusen	$121,125
Chieh Tsai	$0

Other Compensation Elements

Perquisites and Other Personal Benefits

We provide our named executive officers with certain limited perquisites and other personal benefits that the Compensation Committee deems reasonable and consistent with our overall compensation program or necessary to achieve certain executive hire and retention objectives. For fiscal year 2022, these perquisites included the opportunity for each named executive officer to receive an annual physical examination at our expense, which is intended to promote proactive management of executive health, and the opportunity to receive the same discounts on Lands’ End merchandise that are extended to all Lands’ End employees.

Retirement Plan

The Lands’ End, Inc. Retirement Plan (the “Retirement Plan”) allows participants to contribute towards retirement (including catch-up contributions) on a pre-tax basis, subject to Internal Revenue Service annual contribution limits. The Retirement Plan allows Roth-after-tax contributions as well as pre-tax contributions of up to 75% of eligible compensation (or the limit determined by the Internal Revenue Service). We also make matching contributions to the Retirement Plan in an amount equal to 50% of the participant’s first 6% of contributions starting the quarter following one year of service by the participant.

Severance Benefits

We provide severance benefits to our named executive officers pursuant to executive severance agreements each has entered into with Lands’ End. The executive severance agreements help us attract and retain executives in a talent marketplace where severance provisions are commonly offered, while protecting our interests through post-employment non-disclosure, non-solicitation and non-competition restrictions. Under the executive severance agreements, subject to the executive’s execution of a release of claims against the Company and its affiliates, severance benefits are provided for involuntary termination by Lands’ End without “Cause” (as defined in each executive’s agreement) or termination by the executive officer for “Good Reason” (as defined in each executive’s agreement). See “—Potential Payments upon Termination of Employment” below for additional details on the terms, conditions and benefits received under a qualifying termination under the executive severance agreements.

Awards under an annual or a long-term incentive program are payable to a certain extent in the event of a termination of employment as a result of death or disability during a performance period if certain conditions are met. See “—Potential Payments upon Termination of Employment” below for additional information.

Under the Lands’ End, Inc. the 2017 Stock Plan, following a Change in Control (as defined in the 2017 Stock Plan) involving the Company, any non-vested portion of a participant’s award will fully vest in the event that either (1) the surviving, continuing, successor, or purchasing entity fails to assume or continue our rights and obligations under such award or fails to provide the participant with a substantially equivalent award, or (2) the participant’s employment is terminated within 18 months following the Change in Control on account of a termination by the Company (or any acquiring entity) for any reason other than Cause or on account of a participant’s resignation for Good Reason (each as defined in the 2017 Stock Plan). This type of treatment of equity following a Change in Control is referred to as a “double trigger” change-in-control provision and is intended to provide the participant with reasonable assurance regarding previously awarded compensation in the event of a Change in Control and subsequent termination of employment.

Additional Named Executive Officer Compensation Arrangements in Fiscal Year 2022

Jerome Griffith

Mr. Griffith retired as Chief Executive Officer of the Company on January 27, 2023, and in connection therewith, entered into a letter agreement with the Company dated September 9, 2022, which provides that upon his retirement as Chief Executive Officer, Mr. Griffith will remain an employee of the Company through January 27, 2024, at an annual salary of $700,000 (the “Salary”) and be eligible for benefits afforded to the Company’s employees generally, unless his employment is earlier terminated for cause. Mr. Griffith is serving as Executive Vice Chair, from January 28, 2023 until the Company’s 2023 Annual Meeting, and thereafter the letter agreement provides for Mr. Griffith to serve as a Senior Advisor until January 27, 2024. Beginning January 28, 2023, Mr. Griffith was no longer entitled to termination payments and benefits under his existing executive severance agreement (“Griffith ESA”), other than accrued amounts payable under the Griffith ESA and continued payment of the Salary until January 27, 2024, and Mr. Griffith no longer has the ability to reduce his non-competition period in exchange for forfeiture of certain payments to the Company. The letter agreement also provides that Mr. Griffith’s sign-on stock options granted March 6, 2017, shall remain exercisable until the later of the ninetieth (90th) day following (a) the end of his employment with the Company or (b) his ceasing to serve on the Board of Directors of the Company (but in no event later than its expiration date).

James Gooch

On January 4, 2023, the Company entered into a letter agreement with Mr. Gooch setting forth the terms of his resignation as President and Chief Financial Officer of the Company on January 27, 2023, which provided for his continued employment as an advisor from January 28, 2023 until the March 31, 2023 (the “Continued Employment Period”), during which period his services included assisting with the transition of his duties as President and Chief Financial Officer and advising on business and financial matters. In consideration for Mr. Gooch’s services during the Continued Employment Period, he received a base salary at an annualized rate of $700,000, remained eligible for the welfare and pension benefits afforded to the Company’s employees generally, continued to vest any equity awards held as of January 4, 2023 and remained eligible for any outstanding cash payout opportunity under the Company’s 2020 Long-Term Incentive Program. Mr. Gooch was not eligible for new equity awards following January 4, 2023, and any compensation or benefits held (including, without limitation, equity awards), or for which Mr. Gooch was otherwise eligible, that were unvested as of March 31, 2023, were forfeited automatically for no consideration effective March 31, 2023. The letter agreement provides for Mr. Gooch to serve as a consultant to the Chief Executive Officer of the Company from April 1, 2023 until February 2, 2024, during which period he will be paid a consulting fee on a bi-weekly basis, at an annualized rate of $700,000.

Andrew J. McLean

Mr. McLean’s employment letter provides him with the following current compensation: (1) a minimum annual base salary of $1,050,000; (2) an annual target bonus opportunity under the AIP equal to 100% of his annual base salary; (3) an annual target long-term incentive award opportunity equal to $2,520,000; (4) a sign-on grant of 115,633 restricted stock units (the “McLean sign-on RSU”), and an sign-on grant of options to purchase 168,081 shares of Company common stock with an exercise price equal to $10.81 per share, the closing price of a share of Company common stock on the grant date (and Mr. McLean’s start date), November 1, 2022 (the

“McLean sign-on stock option” and together with the McLean sign-on RSU, the “McLean sign-on awards”), in each case which will vest 25%, 25%, 50% per year, respectively, on each of the first three anniversaries of the grant date, subject to his continued employment; provided that on his earlier termination by the Company without cause or his resignation with good reason, any portion of the McLean sign-on awards that would have become vested within the 12 months following the date of separation from service will become immediately vested; and further provided, per the agreements governing such awards, in the event of termination due to death or disability, 50% of the sign-on RSU and 100% of the sign-on stock option, respectively, that is not then vested, shall become vested; (5) a lump sum cash bonus make-whole payment of $600,000; and (6) through April 30, 2023, temporary corporate housing in the Madison, Wisconsin area and reimbursement of airfare between Wisconsin and his residences in New York and Maine, as well as reimbursement of certain legal fees. Mr. McLean’s primary workplace location will initially be Dodgeville, Wisconsin and he has agreed to obtain a residence in Wisconsin. Mr. McLean received the sign-on awards and cash sign-on award to replace amounts forfeited when leaving his prior employment.

Our Competitive Pay Practices

The Committee believes that, in order to retain valuable executives and attract qualified candidates, we must offer executive compensation arrangements that include components that are set at levels that candidates would view favorably when considering alternative employment opportunities. In making compensation decisions, we take many factors into account, including competitive considerations; the responsibilities, impact and importance of the individual’s position within the Company; individual performance; the individual’s expected future contributions to the Company; the individual’s historical compensation; the performance of the Company overall; retention risk; experience; internal pay equity; and the effect on our general and administrative expenses. The Committee also takes into account compensation and market data, which data primarily focuses on apparel retail companies and other related industries.

In fiscal year 2022, when making executive compensation decisions, the Compensation Committee considered the process it had followed with respect to setting fiscal year 2021 (the prior fiscal year) compensation, used available information and evaluated market trends to assess the long-term incentive design aspects and overall competitiveness of our executive compensation programs. As discussed below, the Company did not update its peer group or review updated information when making fiscal year 2022 compensation decisions.

In connection with the actions taken by the Compensation Committee in fiscal year 2021, for the named executive officers, the Compensation Committee reviewed publicly available compensation data of a peer group of companies that was determined with assistance from Frederic W. Cook & Co., Inc. (“FW Cook”), the Compensation Committee’s independent compensation consultant, supplemented by survey data, when relevant public data were not available. While the Compensation Committee does not seek to establish any specific element of compensation or total compensation at or within a prescribed range relative to its peer group of companies, it generally considers compensation arrangements to be competitive if they fall within a range of 15% above or below a market median.

In making its fiscal year 2021 compensation decisions, the Compensation Committee had considered compensation data from the 17 peer companies set forth below (the “Peer Group”), comprised primarily of apparel retail companies and those in related industries. In comparing the relative size of the Company to the peer group median, our revenue was at approximately the median and market capitalization was at approximately the 25th percentile.

Peer Group

American Eagle Outfitters, Inc.	Express, Inc.
The Buckle, Inc.	Francesca’s Holdings Corporation
Carter’s, Inc.	G-III Apparel Group, Ltd.
The Cato Corp.	Oxford Industries, Inc.
Chico’s FAS, Inc.	Shoe Carnival, Inc.
The Children’s Place Retail Stores, Inc.	Tilly’s, Inc.
Columbia Sportswear Company	Urban Outfitters, Inc.
Deckers Outdoor Corporation	Zumiez, Inc.
Duluth Holdings, Inc.

The Committee typically reviews the composition of its peer group annually. The Committee believes that limited year-over-year change allows the Company to use a peer group that provides familiar market information and facilitates managing compensation levels and program design on a multi-year basis. However, the Peer Group was not reconsidered or updated in 2022, as the Compensation Committee believed that COVID-19’s varied impact on companies in our industry would result in 2021 data not providing a useful comparison against which to base its compensation decisions.

At our 2022 annual meeting of stockholders, approximately 91% of the votes cast supported our advisory resolution on the compensation of our executive officers named in the proxy statement for the meeting. The Compensation Committee reviewed these results and viewed them as an indicator of stockholder support for the compensation program and did not make any changes to the compensation program design for fiscal year 2022 in response to the stockholder vote outcome.

Stock Ownership Guidelines

As equity compensation has become an increasingly important part of our compensation philosophy, during fiscal year 2018 the Compensation Committee adopted stock ownership guidelines to ensure our senior executives accumulate and hold a meaningful level of Lands’ End stock, in order to establish commonality of interest with stockholders and to be aligned with best governance practices. The guidelines became effective July 31, 2018, and were updated September 13, 2021. The guidelines provide for the Chief Executive Officer to hold an amount of stock equal in value to four times base salary, the President to hold an amount of stock equal to three times base salary, Executive Vice President level employees to hold an amount of stock equal in value to two times base salary, and Senior Vice President level employees to hold an amount of stock equal in value to one times base salary. There is no prescribed time frame by which to accumulate the stock, however, until the guideline is met, executives are required to retain 50% of net after tax shares realized upon the vesting of equity awards. Directly and indirectly beneficially owned shares are counted toward meeting the requirement. Any unvested or unearned restricted stock units and unexercised stock options are not counted toward meeting the requirement.

Compensation Risk Assessment

We conduct an annual compensation risk assessment, and have concluded that our compensation policies and practices were not reasonably likely to have a material adverse effect on us or our business. In reaching this determination, we reviewed our compensation plans, the types of awards, the risks associated with the plan designs and opportunity for metric manipulation. Factor mitigating risks identified, included:

•	appropriate target pay philosophy, peer group and market positioning to support business objectives;

•	effective balance in salary and variable compensation, shorter- and longer-term performance focus and use of both cash and equity;

•	effective Compensation Committee oversight and ability to use discretion to reduce incentives earned;

•	appropriate incentive performance/payout curves, with goals that can be attained without taking inappropriate risks of deviating from normal operations or approved strategies;

•	caps on incentive pay opportunities;

•	robust stock ownership guidelines;

•	clawback, anti-hedging and anti-pledging policies; and

•	appropriate and market competitive severance provisions.

Executive Compensation Recovery Provisions

Our AIP, the Long-Term Incentive Program (as Amended and Restated), the 2014 Stock Plan (as Amended and Restated) and the 2017 Stock Plan contain executive compensation recovery provisions. The relevant provisions provide that we may seek reimbursement from participating executives if our financial statements or approved financial measures are subject to restatement due to error or misconduct, to the extent permitted by law.

Accounting Treatment and Deductibility of Executive Compensation

In reviewing our compensation programs, the Compensation Committee considers both the accounting treatment and the tax deductibility of compensation. However, in order to attract, retain, and motivate senior executives it is likely that we will pay compensation that is not tax deductible or may create an adverse accounting charge. Our Compensation Committee will continue to structure our compensation program in the best long-term interests of our stockholders, with the accounting treatment and the tax deductibility of compensation being among a variety of considerations taken into account.

Compensation Committee Role in Executive Compensation Decisions

The Compensation Committee is appointed by the Board to fulfill the Board’s responsibilities relating to the compensation of our Chief Executive Officer and our other senior executives reporting to the CEO and equity awards for other Section 16 officers. The Compensation Committee has overall responsibility for approving and evaluating all compensation plans and our policies and programs as they affect our senior executives. For additional information regarding the role of our Compensation Committee, see “Corporate Governance—Committees of the Board—Compensation Committee.” In fulfilling its responsibilities, the Compensation Committee may retain compensation consultants to assist in structuring and evaluating executive compensation. The Compensation Committee has the sole authority to retain and terminate all compensation consultants and has the sole authority to approve the consultant’s fees and the terms and conditions of the consultant’s retention. The Compensation Committee also has authority to obtain advice and assistance from internal and external legal, accounting, and other advisors.

Role of Consultants, Advisors, and Management in Executive Compensation Decisions

The Compensation Committee has retained FW Cook as its independent compensation consultant. FW Cook reports directly to the Compensation Committee and the Compensation Committee has the sole authority to retain or dismiss the consultant. FW Cook assists the Compensation Committee and works on its behalf on matters related to the Compensation Committee’s purposes and responsibilities as set forth in the Compensation Committee Charter. FW Cook periodically advises the Compensation Committee as to trends in executive compensation and also provides specialized studies or advice as requested with respect to executive compensation issues. In fiscal year 2022, FW Cook provided an update of compensation trends and regulatory developments, analyzed our use of various compensation elements, provided assistance with the review and design of our incentive compensation programs, and assisted with compensation arrangements for Messrs. Griffith, McLean and Gooch and in the preparation of our public filings with regard to executive compensation. Representatives of FW Cook attend Compensation Committee meetings in person or virtually as requested, and during fiscal year 2022, regularly attended Compensation Committee meetings.

The Compensation Committee assessed the independence of FW Cook, including reviewing information received from FW Cook that addressed factors relevant to SEC and the Nasdaq Stock Market listing rules regarding conflicts of interest and independence and considers FW Cook to be independent under the applicable standards.

The Compensation Committee also received advice and considered the recommendations of Mr. Griffith in fiscal year 2022 regarding the forms and the amounts of compensation for our employees, including the other named executive officers, and of Mr. Griffith, Mr. Gooch, Mr. Gray and our Chief Human Resource Officer, regarding our compensation programs generally. No member of management was present during any Compensation Committee deliberations or voting with respect to their specific compensation.

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management of the Company. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended January 27, 2023, and in this Proxy Statement.

Compensation Committee

Robert Galvin, Chair

Elizabeth Leykum

Josephine Linden

Compensation Committee Interlocks and Insider Participation

During fiscal year 2022, none of the members of the Compensation Committee was or is a current or former officer or employee of the Company. No executive officer of the Company served or serves on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any company that employed or employs any member of the Compensation Committee or any entity that has or has had one or more executive officers who served on our Board during fiscal year 2022.

Summary Compensation Table

The following table sets forth information concerning the total compensation paid to our principal executive officer and our principal financial officer during fiscal year 2022, our three other most highly compensated executive officers for fiscal year 2022 who were executive officers at the end of the fiscal year, and our former Chief Product Officer (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary($) (a)	Bonus ($) (b)	Stock Awards ($) (b)	Option Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)	All Other Compensation ($) (e)	Total ($)
Jerome Griffith Chief Executive Officer (f)	2022	$1,050,000	—	$2,519,961	—	$658,350	$50,487	$4,278,798
	2021	$1,050,000	—	$2,519,993	—	$1,858,500	$15,105	$5,443,598
	2020	$827,885	—	$853,153	—	$1,480,500	$5,001	$3,166,539

James Gooch President and Chief Financial Officer (f)	2022	$700,000	$21,000	$874,982	—	$198,075	$9,358	$1,803,594
	2021	$698,462	—	$938,214	—	$927,208	$10,742	$2,574,625
	2020	$636,192	—	$256,678	—	$734,963	$1,604	$1,629,437

Andrew J. McLean Chief Executive Officer—Designate (f)	2022	$258,462	$600,000	$1,249,993	$1,249,995	—	$20,081	$3,378,530

Peter L. Gray Executive Vice President, Chief Administrative Officer and General Counsel (f)	2022	$607,430	—	$648,988	—	$162,450	$9,367	$1,428,235
	2021	$583,846	—	$626,973	—	$775,056	$9,912	$1,995,787
	2020	$521,769	—	$210,515	—	$602,775	$2,631	$1,337,690

Sarah Rasmusen Executive Vice President, Chief Customer Officer (f)	2022	$459,346	—	$494,981		$121,125	$6,395	$1,081,847
	2021	$442,308	—	$467,460	—	$587,163	$6,000	$1,502,931

Chieh Tsai Former Chief Product Officer (f)
	2022	$233,956	—	$566,471	—	—	$335,630	$1,136,056
	2021	$510,385	—	$549,942	—	$677,536	$8,029	$1,745,891
	2020	$457,692	—	$184,659	—	$528,750	$2,308	$1,173,410

(a)	Fiscal year 2020 amounts reflect the impact of temporary voluntary pay reductions taken by the named executive officers as a result of the COVID-19 pandemic.
(b)

Fiscal year 2022 bonus amounts: (i) for Mr. Gooch, represent a one-time payment in 2022 of $21,000 (see Compensation Discussion and Analysis – Fiscal Year 2022 Base Salaries) and (ii) for Mr. McLean, represents a lump sum cash bonus make-whole payment of $600,000 in connection with commencement of employment.

(c)

The amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of the equity awards, computed in accordance with ASC 718, and not the actual amounts that might be paid to or realized by the named executed officers. ASC 718 fair value amount as of the grant date for restricted stock units generally is spread over the number of months of service required for the grant to vest. The vesting of options awards and for restricted stock units is discussed in the footnotes to the “Grants of Plan-Based Awards” and “Outstanding Equity Awards at 2022 Fiscal Year End” tables below. For the 2022 stock awards, fair value is based on the closing price of our common stock on the grant date, March 18, 2022, and fair value for the performance-based awards is calculated at the target payout level as of the grant date. For the 2022 performance-based restricted stock unit awards, the maximum grant date potential values are as follows: Griffith, $2,519,961; Gooch, $874,982; Gray, $648,988; Rasmusen, $494,981; and Tsai, $566,471. For fiscal year 2021 and 2022, 50% of the stock awards were in the form of time-based restricted stock units and 50% were in the form of performance-based restricted stock units. The lower stock award value for fiscal year 2020 is a result of the Compensation Committee’s decisions to use (i) performance-based cash awards, rather than performance-based equity awards, as part of long-term incentives in fiscal year 2020, and (ii) a thirty trading-day average price ($9.26) instead of the closing price on the date of the award ($6.84), when computing the number of restricted stock unit awarded, in order to preserve share availability under our stock plan, and reduce future stockholder dilution, given market volatility at the time of the awards.

(d)

Fiscal year 2022 amounts represent incentive payment earned pursuant to the 2020 Long Term Incentive Program (See Compensation Discussion and Analysis – 2020 LTIP). Fiscal year 2020 and fiscal year 2021 amounts represent incentive payment earned pursuant to our Annual Incentive Plan. No payment was made in 2022 pursuant to our Annual Incentive Plan (see Compensation Discussion and Analysis – Fiscal Year 2022 Annual Incentive Opportunity).

(e)

Fiscal year 2022 amounts for (i) Mr. Griffith includes $9,150 for 401(k) match, $2,498 for executive physical examination benefit, $10,413 of legal fee reimbursement and $28,426 of moving expenses; (ii) Mr. Gooch includes $9,150 for 401(k) match; (iii) Mr. McLean includes $12,825 temporary corporate housing and $7,256 of travel reimbursement; (iv) Mr. Gray consists of $9,367 for 401(k) match; (v) Ms. Rasmusen includes $6,293 for 401(k) match; and (vi) Ms. Tsai includes $291,775 in salary continuation payments made pursuant to the terms of her severance agreement, $29,586 in payment of her unused vacation, $6,543 for 401(k) match, and $7,726 in health benefits continuation.

(f)

Officer titles listed are as of fiscal year 2022. Effective January 27, 2023, Mr. Griffith retired as Chief Executive Officer and Mr. Gooch resigned as President and Chief Financial Officer. Effective January 28, 2023, Mr. McLean became Chief Executive Officer and Mr. Gray became Chief Commercial Officer. Mr. McLean became an executive officer in November 2022. Effective February 15, 2023, Ms. Rasmusen became Chief Innovation Officer. Ms. Rasmusen became an executive officer in March 2021. On July 12, 2022, the employment of Chieh Tsai, Executive Vice President, Chief Product Officer, ceased in connection with a position elimination by the Company.

Grants of Plan-Based Awards

The following table sets forth the awards granted to our named executive officers in fiscal year 2022 under our incentive plans.

Name	Plan or Award		Grant Date for Equity- Based Award	Approval Date for Equity- Based Award	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity-Incentive Plan Awards(d)			All Other Stock Awards: Number of Shares of Stock or Units (#)(e)	All Other Option Awards: Number of Securities Underlying Options (#)(e)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards ($)(f)
					Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jerome Griffith	(a	)			$210,000	$1,050,000	$2,100,000
	(b	)	3/18/2022	2/25/2022				30,580	61,016	122,032				$1,259,980
	(c	)	3/18/2022	2/25/2022							61,016			$1,259,980
James Gooch	(a	)			$105,000	$525,000	$1,050,000
	(b	)	3/18/2022	2/25/2022				10,593	21,186	42,372				$437,491
	(c	)	3/18/2022	2/25/2022							21,186			$437,491
Andrew J. McLean	(a	)			$51,692	$258,462	$516,924
	(g	)	11/1/2022	9/5/2022								168,081	$10.81	$1,249,995
	(h	)	11/1/2022	9/5/2022							115,633			$1,249,993
Peter L. Gray	(a	)			$91,115	$455,573	$911,146
	(b	)	3/18/2022	2/25/2022				7,857	15,714	31,428				$324,494
	(c	)	3/18/2022	2/25/2022							15,714			$324,494
Sarah Rasmusen	(a	)			$68,902	$344,510	$689,019
	(b	)	3/18/2022	2/25/2022				5,993	11,985	23,970				$247,490
	(c	)	3/18/2022	2/25/2022							11,985			$247,490
Chieh Tsai	(a	)			$35,356	$176,779	$353,557
	(b	)	3/18/2022	2/25/2022				6,858	13,716	27,432				$283,235
	(c	)	3/18/2022	2/25/2022							13,716			$283,235

(a)

Awards under our Annual Incentive Plan. Performance for fiscal year 2022 was below threshold and accordingly there were no amounts earned or paid under the plan, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(b)	Award of performance-based restricted stock units under the 2017 Stock Plan.
(c)	Awards of time-based restricted stock units under the 2017 Stock Plan.
(d)

The amounts shown reflect number of restricted stock units which may vest following the conclusion of the three-year performance period of fiscal years 2022, 2023 and 2024, based on the satisfaction of cumulative performance criteria established by the Compensation Committee and the recipient maintaining a continuous business relationship with the Company though the performance period and on the payment date. The threshold achievement represents 50% of target, and maximum achievement represents 200% of target. Performance below the threshold level results in the restricted stock units expiring with no vesting. The restricted stock units may also vest, to a certain extent, under certain circumstances. See “Potential

Payments Upon Termination of Employment” below. See “Compensation Discussion and Analysis” for further discussion of the performance-based restricted stock units and performance criteria.
(e)

Mr. McLean’s November 1, 2022 restricted stock unit award and stock option award (the inducement grants) will each vest 25%, 25%, 50% per year, respectively, on each of the first three anniversaries of the grant date, subject to his continued employment; provided that per the terms of his employment letter on his earlier termination by the Company without cause, or his resignation with good reason, any portion of the inducement grants that would have become vested within the 12 months following the date of separation from service will become immediately vested. In the event his employment is terminated due to death or disability, 50% of the unvested restricted stock units and 100% of the unvested stock option, will vest. All other restricted stock units vest as to 25%, 25% and 50% on each of the first, second and third anniversaries of the date of grant, provided that the executive maintains a continuous business relationship on each such date, and may also vest, to a certain extent, under certain circumstances. See “—Potential Payments upon Termination of Employment” below.

(f)

The Grant Date Value of Stock Awards represents the aggregate grant date fair value of the equity awards, computed in accordance with ASC 718, and not the actual amounts that might be paid to or realized by the named executive officers. The grant date fair value for each restricted stock unit is the closing price of our common stock on the date of grant. For performance-based restricted stock unit awards, target level is used to compute value. The grant date fair value for Mr. McLean’s November 1, 2022 stock option award was computed in accordance with Black-Scholes and was determined to be $7.44 on November 1, 2022.

(g)	Award of stock options; inducement grant outside of stockholder approved stock plan in accordance with Nasdaq Listing Rule 5635(c)(4), in connection with commencement of employment.
(h)

Award of time-based restricted stock units; inducement grant outside of stockholder approved stock plan in accordance with Nasdaq Listing Rule 5635(c)(4), in connection with commencement of employment.

Outstanding Equity Awards at 2022 Fiscal Year End

The following table sets forth information regarding the outstanding equity awards held by the named executive officers as of January 27, 2023, the last trading day of fiscal year 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jerome Griffith	294,118	—	$18.10	3/6/2027	62,366	$561,918
					31,553	$284,293	84,140	(d)	$758,101
					61,016	$549,754	122,032	(e)	$1,099,508

James Gooch	—	—	—		18,764	$169,064
					11,748	$105,849	31,326	(d)	$282,247
					21,186	$190,886	42,372	(e)	$381,772

Andrew J. McLean	—	168,081	$10.81	11/1/2032	115,633	$1,041,853	—		—

Peter L. Gray	49,017	—	$22.00	5/8/2027	15,389	$138,655
					7,851	$70,738	20,934	(d)	$188,615
					15,714	$141,583	31,428	(e)	$283,166

Sarah Rasmusen	—	—	—		11,474	$103,381
					5,853	$52,736	15,608	(d)	$140,628
					11,985	$107,985	23,970	(e)	$215,970

Chieh Tsai*	—	—	—	—	—	—	—		—

*	All unvested equity awards held by Ms. Tsai were forfeited when her employment with the Company ceased on July 12, 2022.

(a)

Represent time-based stock options. Mr. Griffith’s and Mr. Gray’s stock options are fully vested. Mr. McLean’s option was granted November 1, 2022 and vests 25%, 25%, 50% per year, respectively, on each of the first three anniversaries of the grant date, subject to his continued employment.

(b)

These time-based RSUs will vest as follows, subject in each case to the satisfaction of vesting conditions, including as applicable, continued employment or a continuous business relationship with the Company:

	Vesting Date and Number of RSUs Vesting*
	3/18/2023	3/19/2023	11/1/2023	3/18/2024	3/19/2024	11/1/2024	3/18/2025	11/1/2025	TOTAL
Griffith
3/19/20 Grant:		62,366							62,366
3/19/21 Grant:		10,518			21,035				31,553
3/18/22 Grant:	15,254			15,254			30,508		61,016
McLean									—
11/1/22 Grant:			28,908			28,908		57,817	115,633
Gray									—
3/19/20 Grant:		15,389							15,389
3/19/21 Grant:		2,617			5,234				7,851
3/18/22 Grant:	3,928			3,929			7,857		15,714
Rasmusen									—
3/19/20 Grant:		11,474							11,474
3/19/21 Grant:		1,951			3,902				5,853
3/18/22 Grant:	2,996			2,996			5,993		11,985

*

Pursuant to the January 4, 2023 letter agreement between Mr. Gooch and the Company, all of his unvested equity was forfeited automatically for no consideration effective March 31, 2023. Mr. Gooch vested 5,296 shares on March 18, 2023 pursuant to his 2022 grant, 18,764 shares on March 19, 2023 pursuant to his 2020 grant, and 3,916 shares on March 19, 2023 pursuant to his 2021 grant, and no other vesting will occur.

(c)	Based on a January 27, 2023 closing price of $9.01 per share
(d)

These performance-based RSUs (shown at maximum level of performance, per Instruction 3 to Item 402(f)(2) of Regulation S-K) vest based on achievement of fiscal year 2021 through fiscal year 2023 cumulative performance goals. Mr. Gooch’s awards were forfeited as of March 31, 2023.

(e)

These performance-based RSUs (shown at maximum level of performance, per Instruction 3 to Item 402(f)(2) of Regulation S-K) vest based on achievement of fiscal year 2022 through fiscal year 2024 cumulative performance goals. Mr. Gooch’s awards were forfeited as of March 31, 2023.

Option Exercises and Stock Vested

None of our named executive officers exercised any stock options during fiscal year 2022. The following table provides information for each of our named executive officers regarding vesting of RSU awards during fiscal year 2022.

Name	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)(b)
Jerome Griffith	165,055	$3,087,821
James Gooch	49,341	$925,221
Andrew J. McLean	0	$0
Peter L. Gray	39,839	$745,938
Sarah Rasmusen	21,705	$411,781
Chieh Tsai	35,744	$668,728

(a)

The numbers shown include RSUs withheld by the Company to satisfy tax obligations associated with vesting and reflects the vesting of time-based restricted stock unit awarded in 2019, 2020 and 2021 and performance-based restricted stock units granted in 2019.

(b)	Represents the fair market value of the shares of stock based on closing price on the vesting date.

Employment Arrangements

Certain components of the compensation paid to our named executive officers reflected in the Summary Compensation Table and the Grants of Plan-Based Awards table are based on our named executive officers’ employment letters or arrangements that provide for their employment with Lands’ End. Set forth below are summary descriptions of the key terms of compensation for each named executive officer relating to their compensation in fiscal year 2022. For a discussion of the severance payments and other benefits payable in connection with a qualifying termination of employment under each named executive officer’s executive severance agreement, see “—Potential Payments upon Termination of Employment” below and also “Compensation Discussion and Analysis” above.

Jerome Griffith

Mr. Griffith’s employment letter for his service as Chief Executive Officer provided him with the following relevant compensation: (1) an annual base salary of $1,050,000 in fiscal year 2022; (2) a target bonus opportunity under the AIP equal to 100% of his annual base salary; (3) a target long-term incentive opportunity which for 2022 was 240% of his annual base salary; (4) an inducement sign-on grant of 117,647 RSUs (the “sign-on RSUs”) and an inducement sign-on grant of options to purchase 294,118 shares of our common stock (the “sign-on stock options”) with an exercise price equal to $18.10, the closing price of a share of Company common stock on the grant date, March 6, 2017. Since March 6, 2021, Mr. Griffith’s sign-on stock options and sign-on RSUs have been fully vested.

Mr. Griffith retired as Chief Executive Officer of the Company on January 27, 2023, and in connection therewith, entered into a letter agreement with the Company dated September 9, 2022, which provides that Mr. Griffith will remain an employee of the Company from January 28, 2023 through January 27, 2024, at an annual salary of $700,000 (the “Salary”) and be eligible for benefits afforded to the Company’s employees generally, unless his employment is earlier terminated for cause. Mr. Griffith is serving as Executive Vice Chair from January 28, 2023 until the Company’s 2023 Annual Meeting, and thereafter the letter agreement provides for Mr. Griffith to serve as a Senior Advisor until January 27, 2024. Beginning January 28, 2023, Mr. Griffith was no longer entitled to termination payments and benefits under the Griffith ESA, other than accrued amounts payable under the Griffith ESA and continued payment of the Salary until January 27, 2024, and Mr. Griffith no longer has the ability to reduce his non-competition period in exchange for forfeiture of certain payments to the Company. The letter agreement also provides for reimbursement of certain moving expenses, and that Mr. Griffith’s sign-on stock options granted March 6, 2017, shall remain exercisable until the later of the ninetieth (90th) day following (a) the end of his employment with the Company or (b) his ceasing to serve on the Board of Directors of the Company (but in no event later than its expiration date).

James Gooch

Mr. Gooch’s employment letter for his service as President and Chief Financial Officer provided Mr. Gooch with the following relevant compensation: (1) a base salary of $700,000 in fiscal year 2022; (2) a target bonus opportunity under the AIP equal to 75% of his annual base salary; and (3) a target long-term incentive opportunity, which for 2022 was equal to 125% of his annual base salary. Mr. Gooch also received a one-time payment of $21,000 acknowledging his expected contributions to the Company during fiscal year 2022.

On January 4, 2023, the Company entered into a letter agreement with Mr. Gooch setting forth the terms of his resignation as President and Chief Financial Officer of the Company on January 27, 2023, which provided for his continued employment as an advisor from January 28, 2023 until the March 31, 2023 (the “Continued Employment Period”), during which period his services included assisting with the transition of his duties as President and Chief Financial Officer and advising on business and financial matters. In consideration for Mr. Gooch’s services during the Continued Employment Period, he received a base salary at an annualized rate of $700,000, remained eligible for the welfare and pension benefits afforded to the Company’s employees generally, continued to vest any equity awards held as of January 4, 2023, and remained eligible for any outstanding cash payout opportunity under the Company’s 2020 Long-Term Incentive Program. Mr. Gooch was not eligible for new equity awards following January 4, 2023, and any compensation or benefits held (including, without limitation, equity awards), or for which Mr. Gooch was otherwise eligible, that were unvested as of March 31, 2023 were forfeited automatically for no consideration effective March 31, 2023. The letter agreement provides for Mr. Gooch to serve as a consultant to the Chief Executive Officer of the Company from April 1, 2023 until February 2, 2024, during which period he is being paid a consulting fee on a bi-weekly basis, at an annualized rate of $700,000.

Andrew J. McLean

Mr. McLean’s employment letter provides him with the following current compensation: (1) a minimum annual base salary of $1,050,000; (2) an annual target bonus opportunity under the AIP equal to 100% of his annual base salary; (3) an annual target long-term incentive award opportunity equal to $2,520,000; (4) a sign-on grant of 115,633 restricted stock units (the “McLean sign-on RSU”), and an sign-on grant of options to purchase 168,081 shares of Company common stock with an exercise price equal to $10.81 per share, the closing price of a share of Company common stock on the grant date (and Mr. McLean’s start date), November 1, 2022 (the “McLean sign-on stock option” and together with the McLean sign-on RSU, the “McLean sign-on awards”), in each case which will vest 25%, 25%, 50% per year, respectively, on each of the first three anniversaries of the grant date, subject to his continued employment; provided that on his earlier termination by the Company without cause or his resignation with good reason, any portion of the McLean sign-on awards that would have become vested within the 12 months following the date of separation from service will become immediately vested, and in the event of termination due to death or disability, 50% of the sign-on RSU and 100% of the sign-on stock option, respectively, that is not then vested, shall become vested; (5) a lump sum cash bonus make-whole payment of $600,000; and (6) through April 30, 2023, temporary corporate housing in the Madison, Wisconsin area and reimbursement of airfare between Wisconsin and his residences in New York and Maine, as well as reimbursement of certain legal fees. Mr. McLean’s primary workplace location will initially be Dodgeville, Wisconsin and he has agreed to obtain a residence in Wisconsin. Mr. McLean received the sign-on awards and cash sign-on award to replace amounts forfeited when leaving his prior employment.

Peter L. Gray

Mr. Gray’s employment agreements with the Company provide him with the following current compensation: (1) an annual base salary of $675,000 (increased from $607,700 in connection with Mr. Gray’s January 28, 2023 appointment as Chief Commercial Officer); (2) a target bonus opportunity under the AIP equal to 75% of his annual base salary; (3) a target long-term incentive opportunity, which for 2022 was 110% of his annual base salary; and (4) a sign-on grant of RSUs with a grant date value equal to $500,000 (the “sign-on RSUs”) and a sign-on grant of options to purchase shares of our common stock with a grant date value equal to $500,000 (the “sign-on stock options”) with an exercise price equal to $22.00, the closing price of a share of Company common stock on the grant date, May 8, 2017. Since May 8, 2021, Mr. Gray’s sign-on stock options and sign-on RSUs have been fully vested.

Sarah Rasmusen

Ms. Rasmusen’s employment agreements with the Company provide her with the following current compensation: (1) an annual base salary of $463,500, (2) a target bonus opportunity under the AIP equal to 75% of her annual base salary; and (3) a target long-term incentive opportunity of 110% of her annual base salary.

Chieh Tsai

Ms. Tsai served as Chief Product Officer of the Company from January 7, 2019 to July 12, 2022. Prior to her departure, Ms. Tsai was provided with the following relevant compensation: (1) an annual base salary of

$530,500, (2) a target bonus opportunity under the AIP equal to 75% of her annual base salary; and (3) a target long-term incentive opportunity equal to 110% of her annual base salary. Ms. Tsai’s employment ceased on July 12, 2022, in connection with a position elimination by the Company. In connection with her departure, Ms. Tsai has received payments and benefits under and subject to her executive severance agreement with the Company, specifically, (1) salary continuation for up to 12 months, (2) continued health insurance coverage for up to 12 months, (3) 12 months of outplacement services, and (4) a lump sum payment equal to unused vacation pay, and forfeited all unvested equity awards.

Potential Payments upon Termination of Employment

As described under “—Compensation Discussion and Analysis—Other Compensation Elements—Severance Benefits” above, the Company is party to severance agreements with each of the named executive officers. The following is a discussion of the potential compensation and benefits that the named executive officers would be entitled to upon termination of employment. Chieh Tsai’s employment ceased July 12, 2022; see “— Employment Arrangements—Chieh Tsai” above for details concerning the compensation and benefits that Ms. Tsai received in connection with her departure from the Company. Jerome Griffith entered into a letter agreement with the Company in connection with his retirement as Chief Executive Officer, and James Gooch entered into a letter agreement with the Company in connection with his resignation as President and Chief Financial Officer, each effective at the end of the fiscal year 2022. See “—Employment Arrangements—Jerome Griffith” and “— James Gooch” above for details concerning the compensation and benefits that Mr. Griffith and Mr. Gooch are entitled to receive in connection with their departure from the Company. Prior to the end of fiscal year 2022, Mr. Griffith’s severance agreement terms were substantially similar to Mr. McLean’s, and Mr. Gooch’s severance agreement terms were substantially similar to Mr. Gray’s, described below.

Good Reason:

A termination by the executive officer is for “Good Reason” generally if it results from (1) a reduction of more than 10% in the sum of the executive officer’s annual base salary and target AIP award from those in effect as of the date of the severance agreement; (2) an executive officer’s mandatory relocation to an office more than 50 miles from the primary location at which the executive officer is required to perform their duties; or (3) any action or inaction that constitutes a material breach under the severance agreement, including the failure of a successor company to assume or fulfill the obligations under the severance agreement. Under Mr. McLean’s and Mr. Gray’s agreements, material diminution in their duties also constitutes a Good Reason, and under Mr. McLean’s agreement, a Good Reason further includes (i) no longer being the principal executive officer of the Company and (ii) if at any time that ESL Investments, Inc. and its affiliate entities beneficially own more than twenty percent (20%) of our shares entitled to vote for directors, and they, in whole or in part, vote against Mr. McLean’s reelection to the Board while he is serving as the Chief Executive Officer of the Company.

Cause:

“Cause” generally is defined as (1) a material breach by the executive officer, other than due to incapacity due to a disability, of the executive officer’s duties and responsibilities which breach is demonstrably willful and deliberate on the executive officer’s part, is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company (or its affiliates) and such breach is not remedied by the executive officer in a reasonable period of time after receipt of written notice from the Company specifying such breach; (2) the commission by the executive officer of a felony (in certain cases defined as a felony involving moral turpitude); or (3) dishonesty or willful misconduct in connection with the executive officer’s employment.

Severance Benefits upon Termination without Cause or for Good Reason

Subject to their execution of a release of claims against the Company and its affiliates, if the executive’s employment is terminated by the Company without Cause or by the executive for Good Reason, the executive will be entitled to receive, subject to the terms of the applicable agreement, 12 months of base salary at the rate in effect as of the date of termination, other than for Mr. McLean, who is entitled to a payment equal to two times the sum of his base salary plus his average bonus paid for the most recent prior two completed fiscal years (“Average Bonus”), paid in installments over 24 months, and Mr. Gray who is entitled to a payment equal to his base salary plus his Average Bonus payable over 12 months. In the event the termination occurs in contemplation of or within two years after a Change in Control of the Company, Mr. McLean’s severance payment is increased to two and one half times the sum of his base salary plus Average Bonus (as defined in the Executive Severance Agreement), paid in installments over 30 months, and Mr. Gray is entitled to receive an amount equal to two times the sum of his base salary plus Average Bonus over a period of 24 months. If termination of employment occurs during the last six months of the applicable fiscal year, Mr. McLean and Mr. Gray are also entitled to a pro-rata bonus for that fiscal year, based on actual performance and continued health insurance coverage for up to the same period of time as severance is paid.

The executives are entitled to receive continuation of the active medical and dental coverage that the named executive officer was eligible to participate in prior to the end of employment during the salary continuation period, provided that if the executive becomes eligible to participate in another medical or dental benefit plan through another employer or spousal plan during such period, the executive will be required to pay the full premium applicable to continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA).

The executives also are entitled to reasonable outplacement services, mutually agreed to by the Company and the named executive officer, for a period of up to 12 months or until subsequent employment is obtained, whichever occurs first.

Per their severance agreements, certain of the named executive officers are entitled to a lump sum payment of unused vacation pay benefits granted to the named executive officer prior to their termination date.

Other Terms of Severance Agreements

An eligible named executive officer will not be entitled to a severance payment under the severance agreements in the event of termination for Cause or voluntary termination.

Under the severance agreements, the named executive officers agree to, and payments under the agreements are subject to, non-disclosure of confidential information (two years), non-disparagement (two years), non-solicitation (18 months) and non-compete (generally 12 months, where permissible under applicable state law, and subject to waiver by the Company; 24 months in the case of Mr. McLean) covenants, as well as a release of liability for certain claims against the Company.

The severance agreements do not provide for payments to the participating named executive officers upon termination of employment due to death, disability or retirement. Our incentive programs and/or award agreements thereunder provide for eligibility to receive payments or vesting of awards upon the death or disability of named executive officers (and in certain cases, upon termination of employment by the Company without Cause or by the executive for Good Reason) as provided below.

Named executive officers are not entitled to any “golden parachute” excise tax gross-up payments under any plan or agreement with the Company.

Payments Pursuant to Incentive Compensation Programs

As described under “—Compensation, Discussion and Analysis” above, the Company provides annual and long-term incentive awards to our named executive officers. Payments under these programs for termination of employment are treated as described below.

Annual Incentive Plan. Generally, if a participant in the AIP voluntarily terminates employment (for any reason other than disability) or is involuntarily terminated for any reason (other than death) prior to the payment date for an AIP award, he or she will forfeit their AIP award. In the event of death or disability, the named executive officer will be entitled to a pro rata payment through the termination date if the financial criteria under the AIP are satisfied. In the case of each of Mr. McLean and Mr. Gray, per each individual’s Executive Severance Agreement, in the event his employment is terminated without Cause or he terminates his employment for Good Reason, within the last six months of a fiscal year, he will be entitled to a pro rata bonus that would otherwise be payable under the AIP for such fiscal year based on actual results for the fiscal year.

Performance Cash Awards. If any named executive officer voluntarily terminated employment (for any reason other than disability) or was involuntary terminated for any reason (other than death), he or she would forfeit their Performance Cash Awards, which were made pursuant to the Company’s Long-Term Incentive Program (as Amended and Restated) (the “LTIP”), except as otherwise specifically agreed with the individual, or prohibited by law. Under the LTIP, in the event of death or disability, he or she would be entitled to a pro rata payment through the termination date if performance under the award, as of the termination date, equaled or exceeded the applicable performance targets and the named executive officer was a participant in the LTIP for at least 12 months of the performance period.

2017 Stock Plan Awards. Generally, if any named executive officer voluntarily terminates employment (for any reason other than disability) or is involuntary terminated for any reason (other than death) he or she will forfeit any unvested awards made under the 2017 Stock Plan. Following the 12-month anniversary of the grant date of their award, if any named executive officer’s employment is terminated because of (1) death, the unvested portion of their award will vest on a pro rata basis through the date of death, payable in cash to their estate, or (2) disability, the unvested portion of their award will vest on a pro rata basis through the date of termination.

Provisions in Equity Awards. Under the terms of the grant agreements governing Mr. McLean’s sign-on RSUs and sign-on stock options, in the event of termination due to death or disability, 50% of any then unvested sign-on RSUs will vest and 100% of any unvested sign-on stock options will vest.

Change in Control Provisions of the 2017 Stock Plan. The 2017 Stock Plan, which govern the equity awards discussed above, provide that, except to the extent specified in the applicable award agreement, upon a change in control involving the Company, any non-vested portion of a named executive officer’s award will fully vest in the event that either (1) the surviving, continuing, successor, or purchasing entity fails to assume or continue our rights and obligations under such award or fails to provide the participant with a substantially equivalent award, or (2) the participant’s employment is terminated within 18 months following the change in control on account of a termination by the Company (or any acquiring entity) for any reason other than Cause or on account of a named executive officer’s resignation for Good Reason.

Potential Payments upon Termination of Employment

The table below summarizes the potential payouts to the named executive officers (other than Chieh Tsai, whose employment ceased July 12, 2022) for the termination events. The amounts shown in the following table assume that the termination of employment occurred on January 27, 2023, and with respect to (i) Mr. Griffith, gives effect to his agreement dated September 9, 2022 and (ii) Mr. Gooch, gives effect to his agreement dated January 4, 2023. The actual amounts that would be paid to the named executive officers can only be determined at the time of such executive’s separation.

	Severance Pay(a)	Bonus Payment(b)	LTIP Payout(c)	Continuation Medical/ Welfare Benefits(d)	Vacation(e)	Outplacement	Accelerated Vesting(f)	Total
Jerome Griffith
Termination for Good Reason	$700,000	—	—	—	—	—	—	$700,000
Termination without Cause	$700,000	—	—	—	—	—	—	$700,000
Termination with Cause	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Termination due to Disability	—		$658,350	—	—	—	$856,482	$1,514,832
Retirement	—	—	—	—	—	—	—	—
Termination due to Death	—	—	$658,350	—	—	—	$856,482	$1,514,832
Termination after Change in Control	$700,000	—	—	—	—	—	$2,324,769	$3,024,769

James Gooch
Termination for Good Reason	$700,000	—	—	—	—	—	—	$700,000
Termination without Cause	$700,000	—	—	—	—	—	—	$700,000
Termination with Cause	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Termination due to Disability	—		$198,075	—	—	—	$284,338	$482,413
Retirement	—	—	—	—	—	—	—	—
Termination due to Death	—	—	$198,075	—	—	—	$284,338	$482,413
Termination after Change in Control	$700,000	—	—	—	—	—	$797,808	$1,497,808

Andrew J. McLean
Termination for Good Reason	$4,200,000	$1,050,000	—	$42,021	$80,769	$7,725	$260,461	$5,640,976
Termination without Cause	$4,200,000	$1,050,000	—	$42,021	$80,769	$7,725	$260,461	$5,640,976
Termination with Cause	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Termination due to Disability	—	$1,050,000	—	—	—	—	$520,922	$1,570,922
Retirement	—	—	—	—	—	—	—	—
Termination due to Death	—	$1,050,000	—	—	—	—	$520,922	$1,570,922
Termination after Change in Control	$5,250,000	$1,050,000	—	$52,526	$80,769	$7,725	1,041,853	$7,482,873

Peter L. Gray
Termination for Good Reason	$1,363,916	$506,250	—	$21,010	$51,923	$7,725	—	$1,950,824
Termination without Cause	$1,363,916	$506,250	—	$21,010	$51,923	$7,725	—	$1,950,824
Termination with Cause	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Termination due to Disability	—	$506,250	$162,450	—	—	—	$212,095	$880,795
Retirement	—	—	—	—	—	—	—	—
Termination due to Death	—	$506,250	$162,450	—	—	—	$212,095	$880,795
Termination after Change in Control	$2,727,831	$506,250	—	$42,021	$51,923	$7,725	$586,866	$3,922,616

Sarah Rasmusen
Termination for Good Reason	$463,500	—	—	$20,050	$35,654	$7,725	—	$526,929
Termination without Cause	$463,500	—	—	$20,050	$35,654	$7,725	—	$526,929
Termination with Cause	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Termination due to Disability	—	$347,625	$121,125	—	—	—	$158,135	$626,885
Retirement	—	—	—	—	—	—	—	—
Termination due to Death	—	$347,625	$121,125	—	—	—	$158,135	$626,885
Termination after Change in Control	$463,500	—	—	$20,050	$35,654	$7,725	$442,400	$969,329

(a)

These amounts represent salary continuation and bonus payments (as applicable), without reduction by the amount of fees, salary, wages or any other form of compensation that the officer may earn from a subsequent employer or through self-employment during the salary continuation period, where applicable.

(b)	Represents pro rata bonus, assuming full payment and termination at conclusion of performance period.
(c)

Represents pro rata payout of Performance Cash Awards, in accordance with the terms of the Long-Term Incentive Program, assuming actual performance. Subsequent to January 27, 2023, these amounts were earned and paid.

(d)

Where applicable, these amounts represent the continuation of the health and welfare benefits in which each named executive officer was enrolled on January 27, 2023, assuming that the officer continues to participate in these plans for the duration of the severance period.

(e)	Where applicable, assumes executive has not used any vacation time during year and represents maximum payout.
(f)

The amounts shown are based on the value of $9.01 per share, the closing price of our Common Stock on January 27, 2023. The amounts shown represent the acceleration of equity awards outstanding on January 27, 2023 in accordance with applicable agreements or compensation plans. For Termination after Change in Control this also assumes the named executive officer’s employment was terminated by the Company (or any acquiring entity) on January 27, 2023, within 18 months following a “Change in Control” (as defined in the 2017 Stock Plan) for any reason other than Cause or on account of the officer’s resignation for Good Reason.

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of our employees (other than the then Chief Executive Officer) and the annual total compensation of our Chief Executive Officer during fiscal year 2022, Jerome Griffith:

For fiscal year 2022:

•	the median of the annual total compensation of our employees (as defined above) was $26,412;

•	the median employee was a US-based full-time employee whose total compensation includes base wages, and a 401(k) matching payment; and

•	the total annual compensation of the Chief Executive Officer for purposes of determining the Chief Executive Officer pay ratio was $4,278,798;

•	Mr. Griffith’s total annual compensation includes his base wages, stock awards, non-equity incentive plan compensation, and other compensation, as shown on the Summary Compensation Table.

Based on this information, for fiscal year 2022, the ratio of the annual total compensation of Mr. Griffith, our Chief Executive Officer, to the median of the annual total compensation of all employees was estimated to be 162 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

•	We determined that, as of January 27, 2023, our employee population for purposes of determining our median employee consisted of 4,772 individuals globally:

•	4,175 employees in the United States,

•	329 employees in the United Kingdom, and

•	268 employees in Germany.

•

In determining our employee population as of such date, we excluded less than 5% of our total global workforce (79 employees, comprised of 58 employees in Hong Kong, 11 employees in France and 10 employees in Japan) from the identification of the “median employee,” as permitted by the de minimis exemption under SEC rules.

•	Though under SEC rules we may have used the same median employee identified in our last Proxy Statement, we identified a new median employee for fiscal year 2022.

•

We selected January 27, 2023, as the date upon which we would identify the “median employee”. We picked January 27, 2023, as the date to identify the median employee because it was within the last three months of our fiscal year and because the disparate impact of seasonal employees on this determination would be minimized.

•

To identify the “median employee” from our employee population, we collected all taxable compensation, including base wages, overtime and any other compensation paid during fiscal year 2022. Excluded from the employee population for purposes of determining the median employee include the then Chief Executive Officer and employees on a leave of absence on January 27, 2023.

Pay Versus Performance
The following table shows the total compensation for our named executive officers for the past three fiscal years as set forth in the Summary Compensation Table, the “compensation actually paid” to our Principal Executive Officer (PEO) and, on an average basis, our other named executive officers (in each case, as determined under SEC rules), our Total Shareholder Return (TSR), the TSR of the S&P 600 Apparel Retail Index over the same period, our net income, and our financial performance measure for compensatory purposes, Adjusted EBITDA.
This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the executives or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, the Compensation Committee has not used compensation actually paid (CAP) as a basis for making compensation decisions, nor does it use GAAP Net Income for purposes of determining incentive compensation. Please refer to our Compensation Discussion and Analysis above for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.
Pay Versus Performance Table

					Value of Initial Fixed $100
				Average	Investment Based On:
			Average Summary	Compensation
	Summary		Compensation	Actually Paid		Peer Group
	Compensation	Compensation	Table Total	to Non-PEO	Total	Total		Adjusted
Fiscal Year (1) (a)	Table Total for PEO (2) (b)	Actually Paid to PEO (3) (c)	for Non-PEO Named Executive Officers (2) (d)	Named Executive Officers (3) (e)	Shareholder Return (4) (f)	Shareholder Return (4) (g)	Net Income (In Thousands) (h)	EBITDA (5) (In Thousands) (i)
2022	$4,278,798	$128,735	$1,765,652	$769,839	$77.34	$141.18	($12,530)	$70,497
2021	$5,443,598	$3,489,364	$1,954,809	$1,443,938	$155.62	$149.06	$33,369	$120,882
2020	$3,166,539	$10,118,578	$1,239,640	$2,604,468	$237.00	$115.10	$10,836	$86,956

(1)
Mr. Griffith served as Principal Executive Officer (PEO) the entirety of fiscal year 2020, 2021 and 2022, and our other named executive officers for the applicable fiscal years were as follows: 2020: James Gooch, Peter L. Gray, Chieh Tsai and Kelly Ritchie; 2021: James Gooch, Peter L. Gray, Sarah Rasmusen and Chieh Tsai; 2022: James Gooch, Andrew J. McLean, Peter L. Gray, Sarah Rasmusen and Chieh Tsai.

(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Griffith and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our other named executive officers reported for the applicable year other than Mr. Griffith for such years.

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(3)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay Versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation, adjusted to include the fair market value of equity awards as of the last day of the applicable fiscal year or, if earlier, the vesting date (rather than the grant date). The named executive officers do not participate in a defined benefit plan so no adjustment for pension benefits is included. Similarly, no adjustment is made for dividends, as dividends have not been paid. The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant. The following tables detail the adjustments:

	PEO Compensation
	FY2022	FY2021	FY2020
Total Compensation as reported in the Summary Compensation Table	$4,278,798	$5,443,598	$3,166,539
(Deduct): Fair value of equity compensation granted during the covered fiscal year as reported in the Summary Compensation Table	($2,519,961)	($2,519,993)	($853,153)
Add: Fair value at year end of equity compensation granted in the covered fiscal year that was outstanding and unvested at the covered fiscal year end	$549,754	$2,181,405	$3,443,795
Add or (Deduct): The change in fair value of any awards granted in prior years that were outstanding and unvested as of the end of the covered fiscal year	($2,275,217)	($1,691,344)	$4,828,437
Add: Fair value as of the vesting date of awards granted and vested during the covered fiscal year	$0	$0	$0
Add or (Deduct): For awards granted in prior years for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	$95,361	$75,698	($467,041)
Deduct: For awards granted in prior years that failed to meet the applicable vesting conditions during the covered fiscal year (i.e., were forfeited), the amount equal to the fair value at the end of the prior fiscal year	$0	$0	$0
Compensation Actually Paid to PEO	$128,735	$3,489,364	$10,118,578

	Non-PEO Named Executive Officer Compensation (Averages)
	FY2022	FY2021	FY2020
Total Compensation as reported in the Summary Compensation Table	$1,765,652	$1,954,809	$1,239,640
(Deduct): Fair value of equity compensation granted during the covered fiscal year as reported in the Summary Compensation Table	($1,017,082)	($645,647)	($200,819)
Add: Fair value at year end of equity compensation granted in the covered fiscal year that was outstanding and unvested at the covered fiscal year end	$496,970	$558,898	$810,616
Add or (Deduct): The change in fair value of any awards granted in prior years that were outstanding and unvested as of the end of the covered fiscal year	($358,511)	($383,498)	$816,644
Add: Fair value as of the vesting date of awards granted and vested during the covered fiscal year	$0	$0	$0
Add or (Deduct): For awards granted in prior years for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	$18,645	($40,623)	($61,613)
Deduct: For awards granted in prior years that failed to meet the applicable vesting conditions during the covered fiscal year (i.e., were forfeited), the amount equal to the fair value at the end of the prior fiscal year	($135,835)	$0	$0
Average Compensation Actually Paid to non-PEO Named Executive Officers	$769,839	$1,443,938	$2,604,468

(4)	TSR is determined based on the value of an initial fixed investment of $100. The TSR peer group consists of the S&P 600 Apparel Retail Index.

4
8

(5)
The Company’s most important finan
cial perfor
mance measure is Adjusted EBITDA. Adjusted EBITDA is not a generally accepted accounting principle (“GAAP”); a reconciliation of Adjusted EBITDA to Net (loss) income is shown in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—
Net Income (Loss) and Adjusted EBITDA
in our Annual Report on Form
10-K
for fiscal years 2020, 2021 and 2022.

Relationship Between “Compensation Actually Paid” and Performance Measures
We believe the pay versus performance table shows the alignment between compensation actually paid to the named executive officers and the Company’s performance, consistent with our compensation philosophy as described in
“—Executive Compensation—Compensation Discussion and Analysis”
above. The charts below show, for the past three years, the relationship between the PEO and non-PEO
“compensation actually paid” and each of (i) TSR and Peer TSR; (ii) the Company’s Net Income; and (iii) the Company’s Adjusted EBITDA.

2022 Performance Measures
As described in greater detail in “—
Executive Compensation—Compensation Discussion and Analysis
” above, our approach to executive compensation is designed to reward our named executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking in the short term, and to motivate and encourage executives to drive performance and achieve superior results for the Company and its stockholders. The financial measures used by the Company to link compensation actually paid (as defined by SEC rules) to the Company’s named executive officers for the most recently completed fiscal year to the Company’s performance are:

Important Performance Measures
Adjusted EBITDA
Revenue

ITEM 2. ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules.

As described in detail under the heading “—Executive Compensation—Compensation Discussion and Analysis” in this Proxy Statement, we seek to link a significant portion of the compensation of our named executive officers with the Company’s performance. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking in the short term. We believe that our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on our executive compensation programs, including our compensation philosophy and objectives and the compensation of our named executive officers during fiscal year 2022.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory and is not binding on the Company, our Board, or the Compensation Committee of the Board. However, the Board and Compensation Committee value the opinions expressed by our stockholders in their voting on this proposal and will consider the outcome of the voting when making future compensation decisions and policies regarding our named executive officers.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT

ITEM 3. APPROVE AN AMENDMENT TO THE LANDS’ END, INC. AMENDED AND RESTATED 2017 STOCK PLAN

Item 3 is the approval of an amendment (the “Amendment”) to the Lands’ End, Inc. Amended and Restated 2017 Stock Plan (the “2017 Stock Plan”). The Compensation Committee and our Board approved the Amendment attached to this proxy statement as Appendix B, subject to stockholder approval. The Amendment will be effective April 21, 2023 (the date it was approved by the Board) as long as our stockholders approve the Amendment at the Annual Meeting.

Purpose of the Amendment: The Amendment would increase the number of shares available to be issued under the 2017 Stock Plan by 2,000,000 shares, and would not otherwise change the 2017 Stock Plan.

As noted in the Compensation Discussion & Analysis, we use equity compensation as an integral part of our compensation program by linking the personal interests of our employees and directors to the Company’s success. If our stockholders do not approve this proposal, then the 2017 Stock Plan will continue in full force and effect and the changes made by the Amendment will not be implemented. As such we may be limited in our ability to use equity compensation as a means of attracting, retaining and motivating employees, non-employee directors and consultants.

As of April 14, 2023, there were 1,294,197 shares remaining available for issuance under the 2017 Stock Plan (plus 49,017 shares subject to an outstanding award under the prior 2014 Stock Plan potentially available for recycling into the 2017 Stock Plan upon forfeiture). If approved by our stockholders, the Amendment to the 2017 Stock Plan would make an additional 2,000,000 shares available for equity-based grants, bringing the total number of shares authorized for issuance under the 2017 Stock Plan to 4,600,000, plus the unused shares from the prior 2014 Stock Plan and shares recycled from the 2014 Stock Plan into the 2017 Stock Plan (described below under “Share Recycling Provisions”), and accordingly, 3,294,197 shares would be available for future grants.

If our stockholders do not approve this proposal, we will not have a sufficient number of shares available under the 2017 Stock Plan, based on our historical grant practices, to grant the stock awards we anticipate will be necessary to retain and motivate our key employees. We currently expect that the shares that would be reserved for issuance if the proposed Amendment to the 2017 Stock Plan is approved, should be sufficient to allow us to continue to provide competitive grants of equity through at least the next two years. The number of equity awards we have granted under our stock plans as a percentage of our annual weighted average diluted shares (commonly referred to as the “burn rate”), has been on average 1.85% over the last three years. The total aggregate equity value of the additional shares being authorized by the Amendment to the 2017 Stock Plan, based on the closing price for shares of our common stock on April 14, 2023 ($8.02), equals $16,040,000, representing 6.16% of the Company’s market capitalization on that day.

For these reasons, the Compensation Committee recommended, and the Board approved the Amendment to the 2017 Stock Plan on April 21, 2023, subject to approval by our stockholders.

Overview. The following is a description of the material terms and conditions of the 2017 Stock Plan. The summary of the 2017 Stock Plan contained in this proposal is qualified in its entirety by reference to the actual terms and conditions of the 2017 Stock Plan set forth in Appendix A to this proxy statement and the proposed amendment described in this proposal, set forth in Appendix B to this proxy statement.

Awards. The 2017 Stock Plan allows for the grant of restricted stock, stock options, stock appreciation rights, stock units and other stock-based awards to eligible individuals. The 2017 Stock Plan also allows common stock of the Company to be awarded in settlement of an incentive award under our Umbrella Incentive Program (and any incentive program established thereunder).

Shares Reserved Under 2017 Stock Plan. There will be a total of 4,600,000 shares of the Company’s common stock, par value $0.01 per share (for purposes of this section, “stock”), reserved for issuance under the 2017 Stock Plan, plus (i) the unused shares from the prior 2014 Stock Plan and shares recycled from the 2014 Stock Plan into the 2017 Stock Plan, and (ii) any of the shares subject to recycling into the 2017 Stock Plan by reason of being forfeited, lapsed as unexercised, settled for cash or used to satisfy withholding obligations. As described above, if the Amendment is approved, 3,294,197 shares would be available for future grants under the 2017 Stock Plan.

The shares of our common stock that may be awarded under the 2017 Stock Plan are shares currently authorized but unissued, and shares may be reacquired by the Company. As of April 14, 2023, the closing price of a share of our common stock on the NASDAQ was $8.02.

Share Recycling Provisions. Only shares of our common stock actually issued pursuant to an award under the 2017 Stock Plan will count against the reserved shares. If any restricted stock award, stock unit award, or other stock-based award (including such awards made under the 2014 Stock Plan) is forfeited, cancelled or is settled in cash, the underlying shares will again become available for issuance. Any shares that are (1) tendered to, or withheld by, the Company in satisfaction of any condition to a stock-based award, or (2) used to satisfy a tax withholding obligation other than withholding obligations related to stock options or stock appreciation rights, shall again become available for issuance. Shares used to pay the exercise price of an option are not added back to the available shares under the plan. If any awards are granted in substitution for outstanding awards issued by another entity and such grants are made in connection with the Company’s acquisition of that entity, the shares underlying those substitute awards will not count against the maximum number of shares of common stock reserved for issuance under the 2017 Stock Plan.

Effective Date and Termination of Plan. The 2017 Stock Plan originally became effective as of March 30, 2017 and was amended and restated effective March 19, 2019, and will continue in effect, unless earlier terminated by our Compensation Committee, until the earlier of (1) the tenth anniversary of the date the 2017 Stock Plan was adopted by our Board and (2) the date on which all of the stock reserved for issuance under the 2017 Stock Plan has been issued or is no longer available for use and all cash payments due under any Stock Unit or Other Stock-Based Award granted under the 2017 Stock Plan have been paid or forfeited.

Eligible Individuals. Any employee, non-employee director or other individual providing advisory or consulting services to our Company or any of our Subsidiaries, as designated by the Compensation Committee from time to time (each, an “Eligible Individual”), is eligible to participate in the 2017 Stock Plan. We had approximately 5,000 full and part-time employees as of April 14, 2023.

Administration. The 2017 Stock Plan is administered by the Compensation Committee, to which such responsibility was delegated by the Board. The Compensation Committee has the authority to construe and interpret the 2017 Stock Plan and to make all other determinations deemed equitable under the circumstances for the administration of the 2017 Stock Plan. The Compensation Committee may allocate its responsibilities and powers to one or more members of the Board and may delegate all or any part of its responsibilities and powers to any one or more officers of the Company, subject to applicable law. The Compensation Committee may revoke any such allocation or delegation at any time.

Minimum Vesting. No award granted under the 2017 Stock Plan may vest earlier than the first anniversary of the date the award was granted, other than (a) substitute awards granted as part of a corporate acquisition, (b) awards delivered in lieu of fully-vested cash-based awards, (c) any awards to non-employee directors for which the vesting period runs from one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders, or (d) any other awards granted from time to time that result in the issuance of an aggregate of up to 5% of the shares available for issuance under the 2017 Stock Plan. Such minimum vesting restrictions may lapse or be waived upon the participant’s termination of service, death, or disability or as provided for in the event of a Change in Control (as defined in the 2017 Stock Plan).

Terms and Conditions of Restricted Stock and Stock Unit Awards. A “Restricted Stock” award is a grant of shares of our common stock that is subject to risk of forfeiture or other restrictions determined by the Compensation Committee. A “Stock Unit” award is a right to receive a payment in cash or shares based on the fair market value of the shares of stock underlying such award. An “Other Stock-Based Award” is a grant of common stock or other type of equity-based or equity-related award, including the grant of fully vested, unrestricted common stock or the grant of common stock in settlement of an award under the Umbrella Incentive Program, as determined by the Compensation Committee. Restricted Stock, Stock Unit and Other Stock-Based Awards may be subject to one or more employment, performance or other forfeiture conditions which the Compensation Committee shall determine appropriate. In the event of the participant’s termination of employment, the Compensation Committee may permit accelerated vesting or payment or other applicable terms. No Restricted Stock, Stock Unit or Other Stock-Based Awards in any combination may be made in any fiscal year to an Eligible Individual (except a non-employee director) representing more than 400,000 shares of stock. Separate and in addition to the above limits, no more than 400,000 shares of stock may be awarded in any calendar year to an Eligible Individual in settlement of an award under the Umbrella Incentive Program.

Non-Employee Director Limit. The maximum aggregate grant date fair value of all Awards made to any non-employee director in any fiscal year, taken together with any cash payments (including the annual retainer and any other compensation) paid or payable to such non-employee director in respect to such non-employee director’s service as a member of the Board during such fiscal year, shall not exceed $400,000 in total value. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Dividends; Voting Rights. A Restricted Stock or Other Stock-Based Award may include the right to receive a cash dividend with respect to the stock subject to the award. These dividends may be subject to such conditions, restrictions and contingencies as the Compensation Committee establishes. No dividends (whether in stock or in cash) payable with respect to a Restricted Stock or Other Stock-Based Award will be paid prior to the vesting of the underlying award.

Unless otherwise set forth in the Stock Agreement, Eligible Individuals will have the right to vote shares of Restricted Stock or Other Stock-Based Award but will not have the right to vote with respect to shares covered by a Stock Unit award.

Terms and Conditions of Options and Stock Appreciation Rights. An “option” is a right to purchase a specified number of shares of stock, upon the satisfaction of certain exercise conditions, at an exercise price not less than the fair market value of a share of stock on the date the option is granted. Options granted under the 2017 Stock Plan may be either incentive stock options (“ISOs”), which qualify for certain tax favored treatment under the Internal Revenue Code if certain conditions are satisfied, or nonqualified stock options (“NSOs”). A “stock appreciation right” is a right to the appreciation in the fair market value of a share of stock in excess of its value at the time of grant, which may be no less than the fair market value of a share of stock on the grant date. The Compensation Committee may make an option or a stock appreciation right subject to certain conditions, including performance-based vesting conditions. The Compensation Committee may include in the option or stock appreciation right agreement the right to exercise an option or a stock appreciation right following termination of employment or service. No option or stock appreciation right may be exercisable more than ten years from the grant date. Upon exercise of a stock appreciation right, an Eligible Individual will receive a payment in cash or stock or a combination of the two, equal to the product of (1) the number of shares of stock underlying the stock appreciation right and (2) the excess of the fair market value of a share of stock on the exercise date and the share value assigned on the date of grant. Holders of options or stock appreciation rights will not be entitled to receive dividend equivalents with respect to such award. An Eligible Individual (except a non-employee director) may not be granted options or stock appreciation rights, or a combination of options and stock appreciation rights, representing more than 500,000 shares of stock in any fiscal year.

Without the approval of our stockholders, no stock option or stock appreciation right under the 2017 Stock Plan may be amended or otherwise re-priced to lower its exercise price after the date of grant; or cancelled in exchange for cash when the exercise price exceeds the fair market value of our common stock; or exchanged as consideration for the grant of a new award with a lower exercise price, except as may be permitted in connection with an event described under “Corporate Transactions” below.

Performance-Based Awards. Certain awards made under the 2017 Stock Plan were intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code as in existence prior to November 2, 2017 (the “Grandfathered Awards”). An Eligible Individual will not receive settlement of any Grandfathered Award until the Compensation Committee determines that the applicable performance goal(s) have been attained. In exercising discretion in making this determination for Grandfathered Awards, the Compensation Committee may not increase the amount of the payment of an award intended to be performance-based compensation.

Performance measures may be based on one or more or any combination (in any relative proportion) of the following: share price; market share; cash flow; revenue; revenue growth; earnings per share; operating earnings per share; operating earnings; earnings before interest, taxes, depreciation and amortization; return on equity; return on assets; return on capital; return on investment; net income; net income per share; economic value added; market value added; store sales growth; customer and member growth, maintenance and satisfaction performance goals and employee opinion survey results measured by an independent firm; and strategic business objectives, consisting of one or more objectives based on meeting specific cost or profit targets or margins, business expansion goals and goals relating to acquisitions or divestitures. Each goal, with respect to a performance period, may be expressed on an absolute and/or relative basis, may be based on the Company as a whole or on any one or more operating groups or sub-groups, business units, divisions or subsidiaries of the Company, and may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or of any one or more business units or subsidiaries of the Company, and/or the past or current performance of other companies, or an index. The Compensation Committee may elect to use other standards for performance measures or goals for awards that are not Grandfathered Awards.

Non-Transferability of Awards. Restricted Stock, Stock Unit and Other Stock-Based Awards under the 2017 Stock Plan are not transferable except by will or by the laws of descent and distribution, except as otherwise provided in the related stock agreement. Except as otherwise provided by the Compensation Committee, no option or stock appreciation right shall be transferable by an Eligible Individual other than by will or by the laws of descent and distribution, and any grant by the Compensation Committee of a request by an Eligible Individual for any transfer (other than a transfer by will or by the laws of descent and distribution) will be conditioned on the transfer not being made for value or consideration.

Corporate Transactions; Change in Control. The Compensation Committee will make equitable adjustments to reflect any corporate transactions, which may include (a) adjusting the number, kind, or class (or any combination thereof) of shares of stock reserved for issuance under the 2017 Stock Plan or underlying outstanding awards granted under the 2017 Stock Plan and the grant limitations (described above), as well as applicable option and stock appreciation right exercise prices, (b) replacing outstanding awards with other awards of comparable value, (c) cancelling outstanding awards in return for a cash payment, and (d) any other adjustments that the Compensation Committee determines to be equitable. A corporate transaction includes, without limitation, any dividend (other than a cash dividend that is not an extraordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, combination of shares, reorganization, merger, consolidation, acquisition, split-up, spin-off, combination, repurchase or exchange of stock or other securities of the Company, issuance of warrants or other rights to purchase stock or other securities of the Company or other similar corporate transaction.

In the event of a change in control (as defined in the 2017 Stock Plan), except to the extent specified in the applicable award agreement, an Eligible Individual’s award will fully vest only if (1) the surviving, successor or purchasing entity fails to assume the award or provide a substantially equivalent replacement award, or (2) the Eligible Individual’s employment is terminated within 18 months following a change in control for any reason other than for “Cause” (as defined in the 2017 Stock Plan), or the Eligible Individual resigns for “Good Reason” (as defined in the 2017 Stock Plan).

Reimbursement of Excess Awards. Amounts under performance-based awards made under the 2017 Stock Plan are subject to reimbursement in the event of the restatement of the Company’s financial statements or approved performance measures due to errors or misconduct, to the extent permitted by governing law. The amount reimbursable would generally be the difference between the amount paid to the Eligible Individual under the performance-based award and the amount that would have been paid had the award been calculated based on the financial statements or performance measures as restated.

Amendment and Termination of the 2017 Stock Plan. The Board or Compensation Committee may, at any time, amend, modify, suspend or terminate the 2017 Stock Plan, and may amend any award agreement under the 2017 Stock Plan, provided that without the approval of stockholders of the Company, no amendment or modification to the 2017 Stock Plan may (1) materially modify the 2017 Stock Plan in a way that would require stockholder approval under any regulatory requirement that the Compensation Committee determines to be applicable or (2) modify the 2017 Stock Plan’s prohibitions on the repricing of stock options and stock appreciation rights. Furthermore, no amendment, modification, suspension or termination may, without the written consent of an affected participant or beneficiary, materially adversely affect the rights of a participant or beneficiary under any vested and outstanding award, except to the extent necessary to comply with applicable law.

Federal Income Tax Consequences. Under present federal income tax laws, awards granted under the 2017 Stock Plan will have the following tax consequences:

Restricted Shares, Stock Units, and Other Stock-Based Awards. Restricted Stock that are subject to a substantial risk of forfeiture generally result in ordinary income recognition by the participant in an amount equal to the excess of the fair market value of the shares of stock over the purchase price, if any, of the Restricted Stock at the time the restrictions lapse. A recipient of Restricted Stock may make an election under Section 83(b) at the time of grant to be taxed at ordinary income rates on the excess of the fair market value of the shares granted at the time of grant (determined without regard to any applicable risk of forfeiture or transfer restrictions) over the purchase price, if any, of such restricted stock. A participant who has been granted a stock award that is not subject to a substantial risk of forfeiture for federal income tax purposes will realize ordinary income in an amount equal to the fair market value of the shares at the time of grant. A recipient of Stock Units or an Other Stock-Based Award will generally recognize ordinary income at the time that the award is settled in an amount equal to the cash and/or fair market value of the shares received at settlement. In each of the foregoing cases, the Company will have a corresponding deduction at the same time the participant recognizes such income, subject to the deduction limitations of Code Section 162(m).

Options. Generally, a participant receiving an option grant will not recognize income at the time of grant. Upon the exercise of an NSO, the participant will generally recognize ordinary income equal to the excess of the then fair market value of the shares acquired over the exercise price paid. A participant will generally recognize no income upon the exercise of an ISO, although the alternative minimum tax may apply. Instead, upon a disposition of the shares received upon the exercise of an ISO after satisfying certain holding period requirements, the participant will generally recognize long-term capital gain in an amount equal to the excess, if any, of the sales price of such shares over the exercise price paid. To receive such capital gain treatment, the sale must occur no earlier than one year from the date of exercise of the ISO and two years from the date the ISO was granted. If either of these holding periods is not satisfied at the time any shares acquired upon the exercise of an ISO are disposed of, the participant will generally recognize ordinary income in the amount equal to the excess of the fair market value of the shares disposed of prior to the requisite holding period (determined as of the date of exercise) over the exercise price paid. If the sales price exceeds such fair market value, the excess shall be treated as long-term capital gain if such shares have been held for at least one year from the date of exercise, and short-term capital gain if they have not been held for at least one year. However, if the sales price is less than the fair market value of such shares at the date of exercise, the amount of ordinary income recognized will be limited to the excess of the amount realized upon such sale over the participant’s adjusted basis in such shares. In each of the foregoing cases, the Company will have a corresponding deduction at the same time and to the extent that the participant recognizes any ordinary income, subject to the deduction limitations of Code Section 162(m).

Stock Appreciation Rights. Generally, a participant receiving a stock appreciation right will not recognize income at the time of grant. If the participant receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as ordinary income at the time it is received. If a participant receives the appreciation inherent in a stock appreciation right in stock, the spread between the then current fair market value and the share value designated at the time of grant will be taxed as ordinary income at the time the stock is received. In either case, the Company will be entitled to a corresponding deduction when the participant recognizes such income, subject to the deduction limitations of Code Section 162(m).

Section 409A. Certain awards under the 2017 Stock Plan may be considered “nonqualified deferred compensation” subject to Code Section 409A, which imposes additional requirements on the payment of deferred compensation. If at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Code Section 409A or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan (and other plans that would be aggregated with the nonqualified deferred compensation plan for purposes of Code Section 409A) for the then-current taxable year and, depending on the facts and circumstances, all preceding taxable years, by or for any awardee with respect to whom the failure relates, are includible in the gross income of the awardee for the applicable taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Code Section 409A, the amount will be subject to income tax at regular income tax rates plus a 20 percent penalty, as well as potential premium interest tax.

The foregoing discussion is a general summary as of the date of this Proxy Statement of the U.S. federal income tax consequences to the Company and the participants in the 2017 Stock Plan. The discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the Amended and Restated 2017 Stock Plan, particularly in jurisdictions outside the United States. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time. Therefore, each recipient is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Amended and Restated 2017 Stock Plan both with respect to federal income tax consequences as well as any foreign, state or local tax consequences.

New Plan Benefits. The benefits and amounts that will be received by or allocated to participants under the 2017 Stock Plan are not determinable because the types and amounts of awards and selection of participants are subject to the Compensation Committee’s future determination.

Equity Compensation Plan Information. The following table reflects information about securities authorized for issuance under the Company’s equity compensation plans as of January 27, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands) (a)	Weighted- average exercise price of outstanding options, warrants and rights* (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))** (in thousands) (c)
Equity compensation plans approved by security holders	1,194	$22.00	1,056
Equity compensation plans not approved by security holders***	578	$15.45	—
Total	1,772	$16.08	1,056

*	The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of RSUs, which have no exercise price.
**

Represents shares of common stock that may be issued pursuant to the 2017 Stock Plan. Awards may be restricted stock, stock unit awards, incentive stock options, nonqualified stock options, stock appreciation rights, or certain other stock-based awards.

***

In connection with commencing employment, Andrew McLean (our current Chief Executive Officer) was granted options on November 1, 2022 to purchase 168,081 shares of the Company’s common stock and 115,633 restricted stock units all of which were unvested as of January 27, 2023. Jerome Griffith (our former Chief Executive Officer) was granted options on March 6, 2017 to purchase 294,118 shares of the Company’s common stock all of which were outstanding and exercisable as of January 27, 2023. These awards were made as inducement grants outside of our stockholder approved stock plans in accordance with Nasdaq Listing Rule 5635(c)(4).

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDMENT TO THE LANDS’ END, INC. AMENDED AND RESTATED 2017 STOCK PLAN

ITEM 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Item 4 is the ratification of the Audit Committee’s appointment of BDO USA, LLP (“BDO”) as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending February 2, 2024 (“Fiscal Year 2023”). The Audit Committee has approved the appointment of BDO as the Company’s independent registered public accounting firm for Fiscal Year 2023. BDO has served as the Company’s independent registered public accounting firm since March 2022. Our Board has directed that the Fiscal Year 2023 appointment be submitted to our stockholders for ratification. Although ratification of our appointment of BDO is not required, we value the opinions of our stockholders and believe that stockholder ratification of the appointment is a good corporate governance practice. Representatives of BDO will be present at the Annual Meeting. They will be available to respond to your questions and may make a statement if they so desire.

Recent changes in accounting firm

In early 2022, Audit Committee completed a process to determine which audit firm would serve as the Company’s independent registered public accounting firm, beginning with the fiscal year ending January 27, 2023. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm for the fiscal year ended January 28, 2022 (“Fiscal 2021”) was invited to participate and participated in the process. Deloitte served as the Company’s independent registered public accounting firm from 2012 to 2022. On March 14, 2022, the Company, with the approval of the Audit Committee, notified Deloitte that Deloitte was being dismissed as the Company’s independent registered public accounting firm, effective with the conclusion of the audit for Fiscal 2021 (the “Dismissal Date”). The Fiscal 2021 audit was completed, and Deloitte’s audit report was included in the Company’s Annual Report on Form 10-K for Fiscal 2021, on March 24, 2022.

During the Company’s two most recent fiscal years and through the Dismissal Date, the Company did not have any disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s two most recent fiscal years and through the Dismissal Date, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Deloitte’s reports on the Company’s consolidated financial statements as of and for the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report for the fiscal year ended January 29, 2021 included an explanatory paragraph regarding the Company’s adoption of ASU No. 2016-02, Leases (Topic 842) as of February 2, 2019 using the modified retrospective method.

The Company provided Deloitte with a copy of these auditor change disclosures prior to filing the disclosures in Current Report on Form 8-K Amendment No. 1 filed with the SEC on March 30, 2022 (the “8-K”) and requested that Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements. A copy of Deloitte’s letter, confirming that they agreed with the statements, set forth in Item 4.01(a) of the 8-K dated March 30, 2022, was filed as Exhibit 16.1 to that 8-K.

On March 14, 2022, the Audit Committee approved the appointment of BDO as the Company’s new independent registered public accounting firm commencing for its quarter ending April 29, 2022, and its fiscal year ending January 27, 2023. In connection with the appointment, the Company did not consult BDO on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or

(ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Independent Registered Public Accounting Firm Fees

The following table shows the fees paid or accrued by the Company and its subsidiaries for the audit and other services provided by BDO and Deloitte and their affiliates for each of the past two fiscal years (“Fiscal 2021 and 2022”).

BDO:

	Fiscal Year 2021	Fiscal Year 2022
Audit Fees(1)	—	$1,014,259
Audit-Related Fees	—	—
Tax Fees(2)	—	$7,712
All Other Fees(3)	$18,500	$8,000

Total	$18,500	$1,029,971

Deloitte:

	Fiscal Year 2021	Fiscal Year 2022
Audit Fees(1)	$1,042,174	$272,353
Audit-Related Fees	—	—
Tax Fees(2)	$6,715	$2,050
All Other Fees	—	—

Total	$1,048,889	$274,403

(1)

Audit Fees represent fees for professional services provided in connection with the audit of the Company’s consolidated financial statements, review of interim financial statements, statutory audits, and other SEC matters.

(2)	All Tax Fees are for consulting services related to Hong Kong tax filings.
(3)

BDO was not the principal accountant in fiscal year 2021, but we paid BDO $18,500 during Fiscal 2021, for services in connection with the audit of the Company’s 401(k) plan; in Fiscal 2022 the 401(k) audit work was performed by another auditor and we paid BDO $8,000 in connection with the transition of the 401(k) audit work.

The Audit Committee must pre-approve all engagements of our independent registered public accounting firm, as required by its charter and the rules of the SEC. For each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. In addition, the Audit Committee evaluates known potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chair the authority to evaluate and approve engagements with related fees of up to $100,000 on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings. If the Audit Committee Chair so approves any such engagements, he reports that approval to the full Audit Committee at its next meeting.

All of the Fiscal 2021 and 2022 audit and other services provided by BDO and Deloitte were pre-approved in accordance with the Audit Committee’s policies and procedures.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023

Report of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company’s system of internal controls, the presentation and disclosure in the Company’s financial statements, which will be provided to our stockholders and others, and the overall audit process. All members of the Audit Committee meet the criteria for independence applicable to audit committee members under the Nasdaq listing rules. The Audit Committee Charter complies with the Nasdaq listing rules.

Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and internal control over financial reporting and expressing opinions on (i) the conformity of the financial statements with GAAP; and (ii) the effectiveness of the internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes, acting in an oversight capacity, and the Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.

The Audit Committee discussed with BDO, the Company’s independent registered public accounting firm for fiscal year 2022, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and has discussed with BDO its independence. The Audit Committee reviewed and discussed with management and BDO the audited consolidated financial statements of Lands’ End, Inc. for the fiscal year ended January 27, 2023. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements of Lands’ End, Inc. be included in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended January 27, 2023.

Audit Committee

John T. McClain, Chair

Robert Galvin

Josephine Linden

Jignesh Patel

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Review and Approval of Transactions with Related Persons

The Company’s Audit Committee Charter requires that the Audit Committee review and approve all related-party transactions required to be disclosed pursuant to SEC rules. With respect to each related-party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

The Board has adopted a written Related Party Transactions Approval Policy that governs the Audit Committee’s practices with respect to related party transactions. In evaluating any related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company or its subsidiaries than would be obtained in a comparable arm’s-length transaction and the extent of the related person’s interest in the transaction.

Since January 28, 2022, there has been no transaction in which Lands’ End was or is to be a participant and the amount involved exceeds $120,000, in which any related person had or will have a direct or indirect material interest.

OTHER INFORMATION

Other Business That May Come Before the Meeting

Our management does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.

2024 Annual Meeting of Stockholders

Procedures for Submitting Stockholder Proposals

If you would like to include a stockholder proposal in the proxy statement for our 2024 Annual Meeting of Stockholders, your stockholder proposal must satisfy the rules and regulations of the SEC to be eligible for inclusion in the proxy statement for that meeting and it must be delivered to the Company not later than January 3, 2024. However, if the date of our 2024 Annual Meeting changes by more than 30 days from the date that is the first anniversary of our 2023 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials for the 2024 Annual Meeting. If you would like to submit a stockholder proposal for our 2024 annual meeting of stockholders (“2024 Annual Meeting”) and you do not require that the proposal be included in the Company’s proxy materials, you must notify the Company of such proposal not later than the close of business on the 90th day, and not earlier than the close of business on the 120th day, prior to the first anniversary of the date of the 2023 Annual Meeting. However, if the date of the 2024 Annual Meeting is more than 30 days before, or more than 70 days after, the anniversary date, you must notify the Company of such proposal not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the Annual Meeting or the 10th day following the day on which the Company first makes a public announcement of the date of the 2024 Annual Meeting. Your notice must also include the information required by our Bylaws.

All stockholder proposals must be delivered to the Company at the following address: Lands’ End, Inc., 1 Lands’ End Lane, Dodgeville, Wisconsin 53595, Attention: General Counsel and Secretary.

Solicitation of Proxies

The proxies are solicited by our Board of Directors. We will pay the cost to solicit proxies. Directors and officers of the Company and employees of its affiliates may solicit proxies either personally or by telephone, facsimile transmission or through the Internet.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 27, 2023, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any stockholder upon written request sent to Lands’ End, Inc., Legal Department, 1 Lands’ End Lane, Dodgeville, Wisconsin 53595, Attn: General Counsel and Secretary. You may also view the Annual Report on Form 10-K on-line at the SEC website at www.sec.gov or on our website at www.landsend.com under the heading Investor Relations and the subheading Financials & Filings.

No Incorporation by Reference

We include website addresses throughout this Proxy Statement for reference only. The information contained in these websites is not incorporated by reference into this Proxy Statement.

IMPORTANT

The interest and cooperation of all stockholders in the affairs of Lands’ End are considered to be of the greatest importance by Lands’ End. Even if you expect to attend the Annual Meeting, it is requested that, whether your share holdings are large or small, you promptly vote by telephone, through the Internet or by mail (if you received your proxy materials by mail).

Appendix A

LANDS’ END, INC.

AMENDED AND RESTATED 2017 STOCK PLAN

A-i

A-ii

LANDS’ END, INC.

AMENDED AND RESTATED 2017 STOCK PLAN

SECTION 1.    BACKGROUND AND PURPOSE

1.1.    The Plan. The name of this Plan is the Lands’ End, Inc. Amended and Restated 2017 Stock Plan. The purpose of this Plan is to promote the interests of the Company and its Subsidiaries through grants to Eligible Individuals of Restricted Stock, Stock Units, Other Stock-Based Awards, Options and Stock Appreciation Rights in order to (1) attract and retain the services of Eligible Individuals, (2) provide an additional incentive to each Eligible Individual to work to increase the value of Stock and (3) provide each Eligible Individual with a stake in the future of the Company which corresponds to the stake of each Company stockholder.

SECTION 2.    DEFINITIONS

Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

2.1.    Board shall mean the Board of Directors of the Company.

2.2.    Change in Control shall mean the occurrence of any of the following events:

(a)    The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) fifty percent (50%) or more of either (i) the then-outstanding shares of Stock (the “Outstanding Common Stock”) or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subclause (a), the following acquisitions of capital stock of the Company (whether Stock or otherwise) shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any Person which as of the date hereof beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty percent (20%) or more of the Outstanding Common Stock, or (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

(b)    The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than fifty percent (50%) of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

(c)    The consummation of a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock immediately prior to such sale or disposition).

2.3.    Code shall mean the Internal Revenue Code of 1986, as amended.

2.4.    Committee shall mean the Compensation Committee of the Board to which the responsibility to administer this Plan is delegated by the Board and which shall consist of at least two members of the Board, each of whom shall be a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act) and, to the extent relevant, each of whom shall be an “outside director” for purposes of Section 162(m) of the Code.

2.5.    Company shall mean Lands’ End, Inc., a Delaware corporation, and any successor to such corporation.

2.6.    Effective Date shall have the meaning set forth in Section 4.

2.7.     Employee shall mean any individual employed by the Company or a Subsidiary on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company (or any Subsidiary) as an independent contractor or any employee of an employment or temporary agency or firm, without regard to whether such individual is subsequently determined to have been or is subsequently retroactively reclassified as a common-law employee of the Company or any Subsidiary during such period.

2.8.    Eligible Individual shall mean an Employee, Non-Employee Director or other individual performing advisory or consulting services for the Company or a Subsidiary, as determined and designated by the Committee from time to time. An award may be granted to an Eligible Individual, in connection with hiring, retention or otherwise, prior to the date the Employee, Non-Employee Director or service provider first performs service for the Company or the Subsidiaries, provided such award shall not become vested prior to the date the Employee, Non-Employee Director or other service provider first performs such service. Notwithstanding the above, for purposes of ISOs, Eligible Individual shall be limited to an Employee of the Company or a Subsidiary, as determined and designated by the Committee.

2.9.    Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

2.10.    Fair Market Value shall mean, for any given date, the closing price for the Stock, as of such date, as reported by the NASDAQ Stock Market on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such selling prices were recorded; provided, however, that if the Stock is no longer listed for trading on a national securities exchange, an amount determined in accordance with standards adopted by the Committee on a basis consistently applied.

2.11.    ISO shall mean an Option granted under Section 8 to purchase Stock and evidenced by an Option Agreement which provides that the Option is intended to satisfy the requirements for an incentive stock option under Code Section 422.

2.12.    NQO shall mean an Option granted under Section 8 to purchase Stock and evidenced by an Option Agreement which provides that the Option shall not be treated as an incentive stock option under Code Section 422.

2.13.    Non-Employee Director shall mean a member of the Board who is not an Employee of the Company or a Subsidiary.

2.14.    Option shall mean an ISO or a NQO.

2.15.    Option Agreement shall mean the written (or electronic) agreement or instrument which sets forth the terms of an Option granted to an Eligible Individual under this Plan.

2.16.    Option Price shall mean the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan and which is no less than the Fair Market Value of a share of Stock on the date the Option is granted, other than with respect to an Option granted as a substitute award under Section 3.4.

2.17.    Other Stock-Based Award shall mean a grant under Section 7 to an Eligible Individual of Stock or other type of equity-based or equity-related award not otherwise described by the terms of this Plan, including without limitation, the grant or offer for sale of unrestricted Stock or the grant of Stock in settlement of an award under the Lands’ End, Inc. Umbrella Incentive Program, as amended and restated from time to time, and any incentive program thereunder, in such amounts and subject to such terms and conditions, as the Committee shall determine.

2.18.    Performance Period shall mean the period selected by the Committee during which performance is measured for purpose of determining the extent to which an award of SARs, Options, Restricted Stock, Stock Units or Other Stock-Based Awards has been earned.

2.19.    Plan shall mean this Lands’ End, Inc. Amended and Restated 2017 Stock Plan, as amended from time to time.

2.20.    Prior Plan shall mean the Lands’ End, Inc. 2014 Stock Plan, as amended and restated.

2.21.    Restricted Stock shall mean Stock granted to an Eligible Individual pursuant to Section 7.

2.22.    SAR Agreement shall mean the written (or electronic) agreement or instrument which sets forth the terms of a SAR granted to an Eligible Individual under this Plan.

2.23.    SAR Share Value shall mean the figure which is set forth in each SAR Agreement and which is no less than the Fair Market Value of a share of Stock on the date the related SAR is granted.

2.24.    Stock shall mean the common stock of the Company, par value $0.01 per share.

2.25.    Stock Agreement shall mean the written (or electronic) agreement or instrument which sets forth the terms of a Restricted Stock, Stock Unit or Other Stock-Based Award grant to an Eligible Individual under this Plan.

2.26.    Stock Appreciation Right or SAR shall mean a right which is granted pursuant to the terms of Section 8 to the appreciation in the Fair Market Value of a share of Stock in excess of the SAR Share Value for such a share.

2.27.    Stock Unit shall mean a right granted to an Eligible Individual pursuant to Section 7 to receive a payment in cash or shares based on the Fair Market Value of the number of shares of Stock described in such grant.

2.28.    Subsidiary shall mean any corporation which is a subsidiary corporation (within the meaning of Code Section 424(f)) of the Company.

SECTION 3.    SHARES RESERVED UNDER PLAN

3.1.    Shares. Subject to Section 3.2, there shall be reserved for issuance under this Plan, the sum of (i) 2,600,000 shares of Stock and (ii) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards granted under the Prior Plan which are forfeited or lapse unexercised, and which following the Effective Date are not issued under the Prior Plan, including any shares of Stock that would be added back to the number of shares of Stock available under the Prior Plan due to withholding of shares used to satisfy any tax withholding obligations, subject to the limitations of Section 3.2 below; which limit also shall be the maximum number of shares that may be issued pursuant to ISOs under Section 8. After the Effective Date, no awards may be granted under the Prior Plan; however, any awards under the Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plan.

3.2.    Share Counting. The shares of Stock described in Section 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Shares of Stock covered by an award under the Plan shall only be counted as used to the extent they are actually issued. Furthermore, any shares of Stock issued pursuant to a Restricted Stock or Other Stock-Based Award grant which are forfeited or cancelled thereafter shall again become available for issuance under this Plan. The net number of shares of Stock issued under a Stock Unit or Other Stock-Based Award, if applicable, shall not again become available under Section 3.1 for issuance under this Plan. If a Stock Unit or Other Stock-Based Award is forfeited or settled in cash, the related shares of Stock shall again become available for issuance under this Plan. The net number of shares of Stock issued under an Option or SAR, to the extent it is exercised, shall not again become available under Section 3.1 for issuance under this Plan. If an Option or SAR is forfeited or settled in cash, if applicable, the related shares of Stock shall again become available for issuance under this Plan. Any shares of Stock under this Plan or the Prior Plan, which are (a) tendered to, or withheld by, the Company in satisfaction of any condition to a grant of Restricted Stock or Other Stock-Based Award, or (b) used to satisfy a withholding obligation under Section 14.4 (or under a similar provision in the Prior Plan) with respect to Restricted Stock, Stock Units or Other Stock-Based Awards, shall again become available under Section 3.1 for issuance under this Plan. For the avoidance of doubt, any shares of Stock tendered to, or withheld by, the Company in payment of an Option Price of an Option, or used to satisfy a withholding obligation associated with an Option or an SAR shall not be added to the shares of Stock authorized for issuance under Section 3.1 of this Plan.

3.3.    Use of Proceeds. The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

3.4.    Substitute Awards. Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees or directors of other entities who are about to become Employees, whose employer is about to become an affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a Subsidiary. The terms and conditions of the substitute awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted. If shares of Stock are issued under the Plan with respect to a substitute award granted under this Section 3.4, as described above, to the extent permitted by applicable law and exchange rules, such shares of Stock will not count against the maximum number of shares of Stock reserved for issuance under the Plan, as set forth in Section 3.1.

3.5.    Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 12, no award (or portion thereof) granted under the Plan shall vest earlier than the first anniversary of the date the award is granted; provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 3.5 shall not apply to: (a) any substitute awards granted under Section 3.4, (b) any awards delivered in lieu of fully-vested cash-based awards (or other fully-vested cash awards or payments), (c) any awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting, or (d) any other awards granted from time to time that result in the issuance of an aggregate of up to 5% of the shares available for issuance under Section 3.1 as of the Effective Date ; provided that, nothing in this Section 3.2 limits the ability of an Award to provide that such minimum vesting restrictions may lapse or be waived upon the Participant’s termination of service, death, disability or as provided in Section 12.3.

SECTION 4.    EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT

The Plan was originally adopted effective March 30, 2017 and approved by shareholders on May 11, 2017 (the “Original Plan”). The Original Plan is hereby amended and restated effective March 19, 2019 (the “Effective Date”), subject to the stockholders of the Company (acting at a duly called meeting of such stockholders) approving the adoption of this Plan, as amended and restated. If the Plan as amended and restated is not approved by the stockholders, then the Original Plan will remain in effect, without modification hereby.

SECTION 5.    PLAN ADMINISTRATION

5.1.    Authority of Committee. The Plan shall be administered by the Committee. Except as limited by law, or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions of this Plan, the Committee shall have full power, authority, and sole and exclusive discretion to construe, interpret and administer this Plan, including without limitation, the power and authority to make determinations relating to Plan grants and correct mistakes in Stock, Option, or SAR Agreements, and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. In addition, the Committee shall have full and exclusive power to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. This power includes, but is not limited to, selecting award recipients and establishing all award terms and conditions.

5.2.    Amendment of Awards. The Committee, in its sole discretion, may amend any outstanding award at any time in any manner not inconsistent with the terms of the Plan, provided that no outstanding, vested award may be amended without the grantee’s consent if the amendment would have a materially adverse effect on the grantee’s rights under the award. Notwithstanding the foregoing, the Committee, in its sole discretion, may amend an award if it determines such amendment is necessary or advisable for the Company to comply with applicable law (including Code Section 409A), regulation, rule, or accounting standard.

5.3.    Delegation. To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to one or more officers of the Company or members of the Board, including without limitation the authority to approve grants to Eligible Individuals other than any of the Company’s officers and Non-employee Directors. To the extent that the Committee delegates its authority to make grants as provided by this Section 5.3, all references in the Plan to the Committee’s authority to make grants and determinations with respect thereto shall be deemed to include the Committee’s delegate(s). In addition, the Committee may delegate to one or more of its members, officers of the Company or agents or advisors such administrative duties or powers as it may deem advisable. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

5.4.    Decisions Binding. In making any determination or in taking or not taking any action under the Plan, the Committee or its delegate(s) may obtain and may rely on the advice of experts, including Employees of and professional advisors to the Company. Any action taken by, or inaction of, the Committee or its delegate(s) relating to or pursuant to the Plan shall be within the absolute discretion of the Committee or its delegate. Such action or inaction of the Committee or its delegate(s) shall be conclusive and binding on the Company, on each affected Eligible Individual and on each other person directly or indirectly affected by such action.

SECTION 6.    ELIGIBILITY AND NON-EMPLOYEE DIRECTOR LIMIT

6.1.    Eligibility. Eligible Individuals shall be eligible for the grant of awards under this Plan.

6.2.    Non-Employee Director Limit. The maximum aggregate grant date fair value (computed as of the Grant Date in accordance with applicable financial accounting rules) of all awards (including Restricted Stock, Stock Units, Other Stock-Based Awards, Options and SARs) made to any Non-Employee Director under this

Plan in any fiscal year, taken together with any cash payments (including the annual retainer and any other compensation) paid or payable to such Non-Employee Director in respect to such Non-Employee Director’s service as a member of the Board during such fiscal year, shall not exceed $400,000 in total value. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

SECTION 7.    RESTRICTED STOCK, STOCK UNITS AND OTHER STOCK-BASED AWARDS

7.1.    Committee Action.

(a)    General. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock, Stock Units and Other Stock-Based Awards to Eligible Individuals from time to time.

(b)    Limitation. No Restricted Stock, Stock Unit or Other Stock-Based Award grants in any combination may be made to an Eligible Individual (other than a Non-Employee Director, as to whom the limitation in Section 6.2 shall apply) in any fiscal year with respect to more than 400,000 shares of Stock. Each grant of Restricted Stock, Stock Units and Other Stock-Based Awards shall be evidenced by a Stock Agreement. Notwithstanding the foregoing, separate and in addition to the above limit, no more than 400,000 shares of Stock may be awarded to any Eligible Individual (other than a Non-Employee Director, as to whom the limitation in Section 6.2 shall apply) in any fiscal year with respect to Stock that is granted in settlement of an award under the Lands’ End, Inc. Umbrella Incentive Program (or any incentive program established thereunder).

7.2.    Forfeiture Conditions. The Committee may make a Restricted Stock, Stock Unit or Other Stock-Based Award grant subject to one or more employment, performance or other forfeiture conditions which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such forfeiture condition and the deadline for satisfying each such forfeiture condition. Any Restricted Stock or Other Stock-Based Award issued hereunder may be evidenced in such manner, as the Committee, in its sole discretion, shall deem appropriate, including without limitation, book entry registration or issuance of a stock certificate or certificates. In the event any physical stock certificate is issued in respect of Restricted Stock or Other Stock-Based Award granted under the Plan, such certificates shall be registered in the name of the Eligible Individual, shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the award, and shall be held by the Company as escrow agent until the restrictions on such award have lapsed.

7.3.    Rights Under Awards.

(a)    Dividends. Each Stock Agreement which evidences a Restricted Stock or Other Stock-Based Award grant shall state whether the Eligible Individual shall have a right to receive any dividends paid on any shares of Restricted Stock, Stock Unit or Other Stock-Based Award subject to the Stock Agreement.     . If such a Stock Agreement provides that an Eligible Individual has the right to receive a dividend when paid, such agreement shall set forth the conditions, if any, under which the Eligible Individual will be eligible to receive such dividends, but not prior to the date that the Restricted Stock, Stock Unit or Other Stock Based Award would otherwise vest. If such a Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets on the date the Restricted Stock, Stock Unit or Other Stock-Based Award vests and the Eligible Individual shall be no more than a general and unsecured creditor of the Company with respect to such payments.

(b)    Voting Rights. An Eligible Individual shall have the right to vote shares of Restricted Stock or Other Stock-Based Award unless otherwise provided in the related Stock Agreement. An Eligible Individual receiving a Stock Unit grant shall not possess any voting rights with respect to such Stock Units.

(c)    Effect of Termination. In the discretion of the Committee, a Stock Agreement may provide for vesting, payment, or other applicable terms after the Eligible Individual ceases to be employed or provide services to the Company or Subsidiary for any reason whatsoever, including death or disability.

(d)    Nontransferability. No Restricted Stock or Other Stock-Based Award grant and no shares issued pursuant to a Restricted Stock or Other Stock-Based Award grant shall be transferable by an Eligible Individual other than by will or by the laws of descent and distribution before an Eligible Individual’s interest in such shares have become completely nonforfeitable, and no interests in a Stock Unit grant shall be transferable other than by will or the laws of descent and distribution, in each case except as otherwise provided in the related Stock Agreement.

(e)    Creditor Status. An Eligible Individual to whom a Stock Unit is granted shall be no more than a general and unsecured creditor of the Company with respect to any payment due under such grant.

7.4.    Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be Restricted Stock or Other Stock-Based Award at such time as an Eligible Individual’s interest in such Stock becomes nonforfeitable under this Plan and the terms of the related Stock Agreement. Upon vesting of a Stock Unit, the Eligible Individual shall receive payment in cash or Stock in accordance with the terms of the related Stock Agreement.

SECTION 8.    OPTIONS AND SARs

8.1.    Options. The Committee acting in its absolute discretion shall have the right to grant Options to purchase shares of Stock to Eligible Individuals from time to time, and Options may be granted for any reason the Committee deems appropriate under the circumstances. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions, including without limitation any performance-based vesting conditions or forfeiture provisions, of such grant, as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

8.2.    ISO Rules. Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan or any ISO under Code Section 422. The aggregate Fair Market Value of ISOs granted to an Eligible Individual under this Plan and incentive stock options granted to such Eligible Individual under any other stock option plan adopted by the Company or a Subsidiary which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this Section 8.2 in accordance with Code Section 422(d).

8.3.    Option Price, Exercise Period and No Dividend Equivalents.

(a)    Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted, other than with respect to an Option granted as a substitute award under Section 3.4. The Option Price shall be payable in full upon the exercise of any Option in accordance with the terms of the Plan. Except in accordance with the provisions of Section 12, the Committee shall not, absent the approval of the Company’s stockholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the Option Price of any outstanding Option including: (a) lowering the Option Price after it is granted, (b) canceling an Option when the Option Price per share exceeds the Fair Market Value of a share of Stock in exchange for cash or another award (other than in connection with a Change in Control) or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Stock is listed.

(b)    Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an

Option exercisable before the date such Option is granted or on or after the date which is the tenth anniversary of the date such Option is granted. In the discretion of the Committee, an Option Agreement may provide for the exercise of an Option after the Eligible Individual ceases to be employed or provide services to the Company or a Subsidiary for any reason whatsoever, including death or disability.

(c)    No Dividend Equivalents. In no event shall any Option or Option Agreement granted under the Plan include any right to receive dividend equivalents with respect to such award.

8.4.    Method of Exercise.

(a)    Committee Rules. An Option may be exercised as provided in this Section 8.4 pursuant to procedures (including, without limitation, procedures restricting the frequency or method of exercise) as shall be established by the Committee or its delegate from time to time for the exercise of Options.

(b)    Notice and Payment. An Option shall be exercised by delivering to the Committee or its delegate during the period in which such Option is exercisable, (1) written (or electronic) notice of exercise in a form acceptable to the Committee indicating the specific number of shares of Stock subject to the Option which are being exercised and (2) payment in full of the Option Price for such specific number of shares. An Option Agreement, at the discretion of the Committee, may provide for the payment of the Option Price by any of the following means:

(1)    in cash, electronic funds transfer or a check acceptable to the Committee;

(2)    in Stock which has been held by the Eligible Individual for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee, provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

(3)    through a broker-facilitated cashless exercise procedure acceptable to the Committee;

(4)    through a net exercise feature, whereby the Company withholds shares to cover the payment of the Option Price and any related tax withholding obligation; or

(5)    in any combination of the methods described in this Section 8.4(b) which is acceptable to the Committee.

Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed stock certificate for such Stock is delivered to the Committee (or to its delegate) or, if payment is effected through a certification of ownership of Stock in lieu of a stock certificate, on the date the Option is exercised.

(c)    Restrictions. The Committee may from time to time establish procedures for restricting the exercise of Options on any given date as the result of excessive volume of exercise requests or any other problem in the established system for processing Option exercise requests or for any other reason the Committee or its delegate deems appropriate or necessary.

8.5.    SARs.

(a)    SARs and SAR Share Value.

(1)    The Committee acting in its absolute discretion may grant an Eligible Individual a SAR which will give the Eligible Individual the right to the appreciation in one, or more than one, share of Stock, and any such appreciation shall be measured from the related SAR Share Value; provided, however, in no event shall the SAR Share Value be less than the Fair Market Value of a share of Stock on the date such SAR is granted, other than with respect to a substitute award under Section 3.4. The Committee shall have the right to make any such grant subject to such additional terms, including without limitation any performance-based vesting conditions or forfeiture provisions, as the Committee deems appropriate and such terms shall be set forth in the related SAR Agreement.

(2)    Each SAR granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related SAR Agreement, but no SAR Agreement shall make a SAR exercisable before the date such SAR is granted or on or after the date which is the tenth anniversary of the date such SAR is granted. In the discretion of the Committee, a SAR Agreement may provide for the exercise of a SAR after the Eligible Individual ceases to be employed or provide services to the Company or Subsidiary for any reason whatsoever, including death or disability.

(3)    Except in accordance with the provisions of Section 12, the Committee shall not, absent the approval of the Company’s stockholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the SAR Share Value of any outstanding SAR including: (a) lowering the SAR Share Value after it is granted, (b) canceling a SAR when the SAR Share Value exceeds the Fair Market Value of a share of Stock in exchange for cash or another award (other than in connection with a Change in Control) or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Stock is listed.

(b)    Procedure. The exercise of a SAR shall be effected by the delivery of the related SAR Agreement to the Committee together with a statement signed by the Eligible Individual which specifies the number of shares of Stock as to which the Eligible Individual exercises his or her SAR.

(c)    Payment. An Eligible Individual who exercises his or her SAR will receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount to the product of (i) the number of shares of Stock with respect to which the SAR is exercised multiplied by (ii) the excess of the Fair Market Value of a share of Stock on the exercise date over the applicable SAR Share Value. The Committee acting in its absolute discretion shall determine the form of such payment. Any cash payment shall be made from the Company’s general assets, and an Eligible Individual shall be no more than a general and unsecured creditor of the Company with respect to such payment.

(d)    No Dividend Equivalents. In no event shall any SAR or SAR Agreement granted under the Plan include any right to receive dividend equivalents with respect to such award.

8.6.    Non-transferability. Except to the extent the Committee deems permissible and consistent with the best interests of the Company, no Option or SAR shall be transferable by an Eligible Individual other than by will or by the laws of descent and distribution, and any grant by the Committee of a request by an Eligible Individual for any transfer (other than a transfer by will or by the laws of descent and distribution) of an Option or SAR shall be conditioned on the transfer not being made for value or consideration. Any such Option or SAR granted under this Plan shall be exercisable during an Eligible Individual’s lifetime, as the case may be, only by (subject to the first sentence in this Section 8.6) the Eligible Individual, provided that in the event an Eligible Individual is incapacitated and unable to exercise such Eligible Individual’s Option or SAR, such Eligible Individual’s legal guardian or legal representative whom the Committee deems appropriate based on all applicable facts and circumstances presented to the Committee may exercise such Eligible Individual’s Option or SAR, in accordance with the provisions of this Plan and the applicable Option or SAR Agreement. The person or persons to whom an Option or SAR is transferred by will or by the laws of descent and distribution (or pursuant to the first sentence of this Section 8.6) thereafter shall be treated as the Eligible Individual under this Plan.

8.7.    Share Limitations. An Eligible Individual (other than a Non-Employee Director, as to whom the limitation in Section 6.2 shall apply) may not be granted in any fiscal year Options, or SARs, or one or more Options and SARs in any combination which in the aggregate relate to more than 500,000 shares of Stock.

SECTION 9.    PERFORMANCE-BASED AWARDS

9.1.    162(m) Grandfathering. Certain awards made under the Original Plan were intended to qualify as “qualified performance based compensation” under Section 162(m) of the Code as in existence prior to

November 2, 2017 (the “Grandfathered Awards”). The Committee may, in its sole discretion, (a) determine which awards are Grandfathered Awards and (b) subject to any other restrictions set forth in this Plan, to amend any Grandfathered Award for any or no reason such that the Award will no longer qualify as a Grandfathered Award. With respect to any Grandfathered Award the provisions of this Section 9 shall control over any contrary provision contained in the Plan; provided that, if after such decision the Committee alters such intention for any reason, the provisions of this Section 9 shall no longer control over any other provision contained in the Plan. The Committee, in its sole discretion, may subject any Grandfathered Awards to additional conditions and restrictions unrelated to any performance measures or performance goals (including, without limitation, continued employment or service requirements) to the extent such Grandfathered Awards otherwise satisfy the requirements of this Section 9 with respect to the applicable performance measures and goals applicable thereto.

9.2.    Performance Measures. A performance goal may be based on any one or more or any combination (in any relative proportion) of the following: share price, market share, cash flow, revenue, revenue growth, earnings per share, operating earnings per share, operating earnings, earnings before interest, taxes, depreciation and amortization, return on equity, return on assets, return on capital, return on investment, net income, net income per share, economic value added, market value added, store sales growth, customer growth, maintenance and satisfaction performance goals and employee opinion survey results measured by an independent firm, and strategic business objectives, consisting of one or more objectives based on meeting specific cost or profit targets or margins, business expansion goals and goals relating to acquisitions or divestitures. Each goal, with respect to a performance period, may be expressed on an absolute and/or relative basis, may be with respect to Company performance as a whole, operating group or sub-group performance, business unit performance, individual Subsidiary performance, other group or individual performance, or division performance, and may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or of any one or more business units of the Company or its Subsidiaries, and/or the past or current performance of other companies, or an index. For the avoidance of doubt, any performance measures that are financial metrics will be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or will be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP; provided, however, that the Committee may elect to use other standards for performance goals that are not Grandfathered Awards.

9.3.    Certification of Performance. A Participant will not receive settlement of any Grandfathered Award until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection, such exercise of discretion may not result in an increase in the amount of the payment with respect to such award.

SECTION 10.    SECURITIES REGISTRATION

For Stock issued pursuant to this Plan, the Company at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to an Eligible Individual under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to an Eligible Individual; however, the Company shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by an Eligible Individual.

SECTION 11.    LIFE OF PLAN

No award shall be granted under this Plan on or after the earlier of: (a) the tenth (10th) anniversary of the date the Company adopts this Plan, in which event this Plan otherwise thereafter shall continue in effect until all Options and SARs have been exercised in full or no longer are exercisable and all Restricted Stock, Stock Unit and Other Stock-Based Award grants under this Plan have been forfeited or the forfeiture conditions on the related Stock or cash payments have been satisfied in full, or (b) the date on which all of the Stock reserved under Section 3 has been issued or is no longer available for use under this Plan and all cash payments due under any Stock Unit grants have been paid or forfeited, in which event this Plan also shall terminate on such date.

SECTION 12.    ADJUSTMENT

12.1.    Corporate Transactions. The Committee shall make equitable adjustments to reflect any corporate transaction, which may include (a) adjusting the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3, the grant limitations described in Section 7.1(b) and Section 8.7, the number, kind or class (or any combination thereof) of shares of Stock subject to Options and SARs granted under this Plan and the applicable Option Price and SAR Share Value as well as the number, kind or class of shares of Stock subject to Restricted Stock, Stock Unit and Other Stock-Based Award grants under this Plan, (b) replacing outstanding awards with other awards of comparable value, (c) cancelling outstanding awards in return for a cash payment, and (d) any other adjustments that the Committee determines to be equitable. For purposes of this paragraph a corporate transaction includes without limitation any dividend (other than a cash dividend that is not an extraordinary cash dividend) or other distribution (whether in the form of cash, Stock, securities of a subsidiary of the Company, other securities or other property), recapitalization, stock split, reverse stock split, combination of shares, reorganization, merger, consolidation, acquisition, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction. Notwithstanding anything in this paragraph to the contrary, an adjustment to an Option or SAR under this paragraph shall be made in a manner that will not result in the grant of a new Option or SAR under Code Section 409A or cause the Option or SAR to fail to be exempt from Code Section 409A.

12.2.    General. If any adjustment under this Section 12 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any grant shall be the next lower number of shares of Stock, rounding all fractions downward. Any adjustment made under this Section 12 by the Committee shall be conclusive and binding on all affected persons.

12.3.    Change in Control.

(a)    Upon the occurrence of a Change in Control, except to the extent specified in a Stock Agreement, any non-vested portion of an Eligible Individual’s award shall fully vest only in the event of either

(i)    the failure by the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), to assume or continue the Company’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the Change in Control, or to substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock or other consideration of equivalent value as of the effective date of the Change in Control; or

(ii)    the Eligible Individual’s termination of employment within eighteen (18) months following a Change in Control on account of a termination by the Company (or any Acquiror) for any reason other than Cause or on account of an Eligible Individual’s resignation for Good Reason.

(b)    For purposes of Section 12.3(a):

(i)    “Cause” means (i) a material breach by the Eligible Individual (other than a breach resulting from the Eligible Individual’s incapacity due to a Disability) of the Eligible Individual’s duties and responsibilities which breach is demonstrably willful and deliberate on the Eligible Individual’s part, is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and is not remedied in a reasonable period of time after receipt of written (or electronic) notice from the Company specifying such breach; (ii) the commission by the Eligible Individual of a felony; or (iii) dishonesty or willful misconduct in connection with the Eligible Individual’s employment.

(ii)    “Good Reason” shall mean, without the Eligible Individual’s written (or electronic) consent, (i) a reduction of more than ten percent (10%) in the sum of the Eligible Individual’s annual base salary and target bonus under Company’s Annual Incentive Plan; (ii) the Eligible Individual’s mandatory relocation to an office more than fifty (50) miles from the primary location at which the Eligible Individual was previously required to perform his or her duties; or (iii) any other action or inaction that constitutes a material breach of the terms of this Agreement, including failure of a successor company to assume or fulfill the obligations under this Agreement, provided that the Company shall have failed to remedy any Good Reason event within sixty (60) days of the Eligible Individual’s providing notice to the Company of the Good Reason event.

Notwithstanding the foregoing, with respect to any Eligible Individual who is party to an executive severance agreement or other employment agreement with the Company as of the date of his or her termination of employment (an “ESA”), “Cause” and “Good Reason” as used in Section 12.3(a) shall have the same meaning as those terms are defined in the Eligible Individual’s ESA.

(c)    Excess Parachute Payment Limitations. Notwithstanding any provision of the Plan or a Stock Agreement to the contrary for awards issued on or after April 9, 2015, if any portion of any payment or benefit under this Plan, either individually or in conjunction with any payment or benefit under any other plan, agreement or arrangement with the Company (all such payments and benefits are collectively referred to as, the “Total Payments”), would constitute an “excess parachute payment” within the meaning of Code Section 280G, that is subject to the excise tax imposed by Code Section 4999, then such payments or benefits made hereunder to the Participant shall be reduced, such that the value of the Total Payments that the Participant is entitled to receive shall be $1 less than the maximum amount which the Participant may receive without becoming subject to the excise tax under Section 4999; provided, however, that such reduction shall only apply if it results in the Participant receiving a greater amount on an after-tax basis that he or she would receive absent such reduction. For purposes of this Section 12.3(c), the determination of whichever amount is greater on an after-tax basis shall be (i) based on maximum federal, state and local income and employment tax rates and the tax that would be imposed on the Participant pursuant to Code Section 4999 and (ii) made at Company expense by an independent accountants selected by the Company and the Participant (which may be the Company’s income tax return preparers if Participant so agrees), and such determination shall be final and binding on both the Participant and the Company.

SECTION 13.    AMENDMENT OR TERMINATION

The Board or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided that without the approval of stockholders of the Company, no amendment or modification to the Plan may: (a) materially modify the Plan in any way that would require stockholder approval under any regulatory requirement that the Committee determines to be applicable, including without limitation, the rules of any exchange or (b) modify the prohibition on repricing an Option or SAR as set forth in Sections 8.3 and 8.5, respectively. No amendment, modification, suspension or termination of the Plan shall have a materially adverse effect on any vested and outstanding award on the date of such amendment, modification, suspension or termination, without the written (or electronic) consent of the affected grantee. Notwithstanding the foregoing, no Eligible Individual consent shall be needed for an amendment, modification, or termination of the Plan if the Committee determines such amendment, modification, or termination is necessary or advisable for the Company to comply with applicable law (including Code Section 409A), regulation, rule, or accounting standard. Suspension or termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to awards under this Plan prior to the date of such suspension or termination.

SECTION 14.    MISCELLANEOUS

14.1.    Stockholder Rights. No Eligible Individual shall have any rights as a stockholder of the Company as a result of the grant of an Option or SAR under this Plan or his or her exercise of such Option or SAR pending the actual delivery of any Stock subject to such Option or SAR to such Eligible Individual. Except as otherwise provided in this Plan, an Eligible Individual’s rights as a stockholder in the shares of Stock related to a Restricted Stock or Other Stock-Based Award grant shall be set forth in the related Stock Agreement.

14.2.    No Contract of Employment or Contract for Services. The grant of an award to an Eligible Individual under this Plan shall not constitute a contract of employment or contract for the performance of services or an agreement to continue his or her status as an Eligible Individual and shall not confer on an Eligible Individual any rights in addition to those rights, if any, expressly set forth in any Stock, Option or SAR Agreement.

14.3.    Coordination with Corporate Policies. Shares of Stock and cash acquired by an Eligible Individual under this Plan shall be subject to share retention, forfeiture, and clawback policies established by the Company in accordance with the terms of such policies.

14.4.    Withholding. The exercise of any Option or SAR granted under this Plan and the acceptance of a Restricted Stock, Stock Unit or Other Stock-Based Award grant shall constitute an Eligible Individual’s full and complete consent to whatever action the Committee deems necessary to satisfy the minimum tax withholding requirements , if any, which the Committee acting in its discretion deems applicable. Subject to applicable law, the Committee, in its discretion, shall have the right to condition the delivery of any shares of Stock (or other benefit) under the Plan on the satisfaction of an Eligible Individual’s applicable withholding obligation and shall have the right to satisfy such tax withholding requirements, if any: (a) through cash payment by the Eligible Individual; (b) with the Committee’s consent, through the surrender of shares of Stock which the Eligible Individual already owns (provided, however, that to the extent shares of Stock described in this subsection (b) are used to satisfy more than the minimum statutory withholding obligation, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this subsection (b) shall be limited to shares of Stock held by the Eligible Individual for not less than six (6) months prior to the payment date); or (c) through the surrender of shares of Stock to which the Eligible Individual is otherwise entitled under the Plan; provided, however, that such shares of Stock under this subsection (c) may be used to satisfy not more than the Company’s minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) (or any higher withholding amount permitted by applicable regulatory requirements without triggering variable accounting under GAAP)..

14.5.    Compliance with Code Section 409A. To the extent that amounts payable under this Plan are subject to Code Section 409A, the Plan is intended to comply with Code Section 409A and official guidance issued thereunder. Notwithstanding anything herein to the contrary, the Plan shall be interpreted, operated and administered in a manner consistent with this intention.

14.6.    Requirements of Law. The granting of awards and the issuance of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.7.    Indemnification. Each person who is or shall have been a member of the Committee and each delegate of such Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved in by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the Company is given an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it personally. Such foregoing right of indemnification shall not apply in circumstances involving such person’s bad faith or willful misconduct. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

14.8.    Headings and Captions. The headings and captions here are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

14.9.    Governing Law. This Plan shall be governed under the internal laws of the state of Wisconsin without regard to principles of conflicts of laws, to the extent not superseded by federal law. The state and federal courts located in the state of Wisconsin shall have exclusive jurisdiction in any action, lawsuit or proceeding based on or arising out of the Plan.

14.10.    Invalid Provisions. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.11.    Conflicts. In the event of a conflict between the terms of this Plan and any Stock, Option or SAR Agreement, the terms of the Plan shall prevail.

14.12.    Successors. All obligations of the Company under the Plan with respect to awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

14.13.    Deferral of Awards. The Committee may, in a Stock Agreement or otherwise, establish procedures for the deferral of Stock or cash deliverable upon settlement, vesting or other events with respect to Restricted Stock, Stock Units or Other Stock-Based Awards. Notwithstanding anything herein to the contrary, in no event will any deferral of Stock or any other payment with respect to any award granted under the Plan be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Code Section 409A.

14.14.    Employees in Foreign Jurisdictions. Notwithstanding any provision of this Plan to the contrary, in order to achieve the purposes of this Plan or to comply with provisions of the laws in countries outside the United States in which the Company operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Eligible Individuals (if any) employed by the Company outside the United States should participate in the Plan, (ii) modify the terms and conditions of any awards made to such Eligible Individuals, and (iii) establish sub-plans and other award terms, conditions and procedures to the extent such actions may be necessary or advisable to comply with provisions of the laws in such countries outside the United States in order to assure the lawfulness, validity and effectiveness of awards granted under this Plan.

14.15.    Reimbursement of Excess Awards. If the Company’s financial statements or approved performance measures under the Plan are the subject of a restatement due to error or misconduct, to the extent permitted by governing law the Committee in its sole discretion may determine that the Company will seek reimbursement of Excess Awards paid under the Plan to an Employee (and any other Employee who is determined to have known of or been involved in any such misconduct) for the relevant performance period(s). For purposes of the Plan, an “Excess Award” means the positive difference, if any, between (a) the performance-based award paid to an Employee under the Plan and (b) the performance-based award that would have been paid to the Employee, had the award been calculated based on the Company’s financial statements or performance measures as restated. The Company will not be required to award Employees an additional Plan-related payment should the restated financial statements or performance measures result in a higher performance-based award under the Plan. The provisions of this Section 14.15 are in addition to any rights or remedies the Company may have under any clawback policy as in effect.

Appendix B

PROPOSED AMENDMENT TO THE LANDS’ END, INC. AMENDED AND RESTATED 2017 STOCK PLAN:

AMENDMENT NO. 1 TO THE

LANDS’ END, INC.

AMENDED AND RESTATED 2017 STOCK PLAN

This Amendment No. 1 (this “Amendment”) to the Lands’ End, Inc. Amended and Restated 2017 Stock Plan (the “Plan”), shall become effective as of April 21, 2023, subject to the stockholders of the Company (acting at a duly called meeting of such stockholders) approving the adoption of this Amendment. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan.

1.	Amendment. Section 3.1 of the Plan is hereby deleted in its entirety and replaced with the following:

“3.1.    Shares. Subject to Section 3.2, there shall be reserved for issuance under this Plan, the sum of (i) 4,600,000 shares of Stock and (ii) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards granted under the Prior Plan which are forfeited or lapse unexercised, and which following the Effective Date are not issued under the Prior Plan, including any shares of Stock that would be added back to the number of shares of Stock available under the Prior Plan due to withholding of shares used to satisfy any tax withholding obligations, subject to the limitations of Section 3.2 below; which limit also shall be the maximum number of shares that may be issued pursuant to ISOs under Section 8. After the Effective Date, no awards may be granted under the Prior Plan; however, any awards under the Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plan.”

2.	Continuing Force and Effect. The Plan, as modified by the terms of this Amendment, shall continue in full force and effect from and after the date of the adoption of this Amendment set forth above.

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SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above LANDS’ END, INC. Use the Internet to transmit your voting instructions and for electronic delivery of 1 LANDS’ END LANE information. Vote by 11:59 P.M. ET on 06/12/2023. Have your proxy card in hand when DODGEVILLE, WISCONSIN 53595 you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/12/2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 1. Election of Directors Nominees 01) Robert Galvin 02) Elizabeth Leykum 03) Josephine Linden 04) John T. McClain 05) Andrew J. McLean 06) Jignesh Patel 07) Jonah Staw The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Advisory vote to approve the compensation of our Named Executive Officers. 3. Approve an amendment to the Lands’ End, Inc. Amended and Restated 2017 Stock Plan. 4. Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2023. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. . 6 Yes No . . Please indicate if you plan to attend this meeting R1 _ 1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or 0000613044 partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

LANDS’ END, INC. ADMISSION TICKET You should present this admission ticket in order to gain admittance to the 2023 Annual Meeting of Stockholders. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. If shares are held in the name of a broker, trust, bank, or other nominee, you should bring with you a statement, proxy or letter from the broker, trustee, bank or nominee confirming the beneficial ownership of the shares as of the record date. Use of cameras, recording devices and other electronics will not be permitted at the meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com Lands’ End, Inc. This Proxy is Solicited on Behalf of the Board of Directors of Lands’ End, Inc. June 13, 2023 The undersigned, revoking any proxy previously given, hereby appoint(s) Peter L. Gray and Bernard L. McCracken, both of whom are officers of Lands’ End, Inc., and each of them, as proxies with full powers of substitution, to vote, as directed on the reverse side of this card, all shares the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders of Lands’ End, Inc. to be held on June 13, 2023 at 9:00 a.m. Central Time, and at any adjournment or postponement of the Annual Meeting, and authorize(s) each proxy to vote at their discretion on any other matter that may properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting INCLUDING WITHOUT LIMITATION TO VOTE ON THE ELECTION OF SUCH SUBSTITUTE NOMINEES FOR DIRECTOR AS SUCH PROXIES MAY SELECT IN THE EVENT THAT ANY NOMINEE(S) NAMED ON THIS PROXY CARD BECOME(S) UNABLE TO SERVE AS A DIRECTOR. This proxy, when properly executed, will be voted in the manner directed herein and in the discretion of the proxy holders on all other matters properly coming before the Annual Meeting. If no direction is made, this proxy will be voted FOR all of the Board of Directors’ nominees for election to the Board of Directors, FOR proposal 2, FOR proposal 3, and FOR proposal 4. R1.0.0.6 _ 2 0000613044 SEE REVERSE SIDE